AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

Dated as of May 2, 2012

GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”), GREEN TREE SERVICING LLC, a Delaware limited liability company (“GTS”), as administrator (in such capacity, the “Administrator”), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as “Lenders”, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as “Calculation Agent,” “Account Bank,” “Verification Agent” and “Securities Intermediary” and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (“WFCF”), as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Agent”), agree as follows:

PRELIMINARY STATEMENTS

(1) The Borrower, GTS, as administrator, the financial institutions from time to time party thereto, as lenders, Wells Fargo Bank, National Association, as calculation agent, account bank and securities intermediary, and WFCF, formerly known as Wells Fargo Foothill, LLC, as agent for the lenders, entered into that certain Receivables Loan Agreement, dated as of July 31, 2009, as amended by Amendment No. 1, dated as of December 18, 2009, Amendment No. 2, dated as of June 8, 2011, and Amendment No. 3, dated as of March 19, 2012 (the “Original Loan Agreement”);

(2) The Borrower from time to time acquires certain Receivables from the Sellers pursuant to the Purchase Agreements;

(3) Subject to the terms and conditions set forth herein, the Lenders have agreed to make Loans to the Borrower, which Loans will be secured by such Receivables on the terms and conditions contained in this Agreement;

(4) The parties now desire to amend and restate the Original Loan Agreement in its entirety as described below.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Account Bank” means Wells Fargo.

“Additional Receivables” means the Receivables transferred by the Sellers to the Borrower pursuant to the Purchase Agreements after the Effective Date.

“Adjusted LIBO Rate” means, for any Interest Period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the interest rate per annum determined by the Agent by reference to the British Bankers’ Association Interest Settlement Rate for deposits in U.S. Dollars appearing on Reuters Screen LIBOR01 (or any such screen as may replace such screen on such service or any successor to or substitute for such service, providing rate quotations comparable to those currently provided by such service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in U.S. Dollars in the London interbank market), as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal or comparable to the portion of the Aggregate Loan Amount allocated to such Interest Period and for a period equal to one month by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage for such Interest Period.

“Administration Fee” means, for each Monthly Period, an amount equal to $2,500.

“Administrator” is defined in the preamble hereto.

“Advance” means a Delinquency Advance or a Protective Advance and “Advances” means all of the foregoing collectively.

“Advance Rate” means, on any date of determination with respect to an Advance Type set forth below:

(a) if the weighted average of the percentages determined pursuant to clauses (i) through (iii) below with respect to all Eligible Receivables on such date does not exceed the Maximum Weighted Average Advance Rate for such date, the percentage computed pursuant to clause (i), (ii) or (iii) below for such Advance Type; or

(b) otherwise, the highest percentage for each Advance Type computed pursuant to clauses (i) through (iii) below (but not in excess of the percentage computed pursuant to clauses (i) though (iii) below) that would not, when applied to the Receivables Balances of all Eligible Receivables for such Advance Type, cause the weighted average of the percentages determined pursuant to this clause (b) for each Advance Type to exceed the Maximum Weighted Average Advance Rate:

(i) with respect to all Delinquency Advances, 90.0%, minus the sum of the following percentages: (A) if a Level 1 WALP Event exists on such date, 5.0%, or, if a Level 2 WALP Event exists on such date, 10.0%; (B) if the Delinquency Advance WAMO is greater than 5 months, 2.0% and (C) if a Level 1 WAMO Event exists on such date, 5.0% or, if a Level 2 WAMO Event exists on such date, 10.0%;

(ii) with respect to all Conditional Pool Protective Advances, 83.0%, minus the sum of the following percentages: (A) if a Level 1 WALP Event exists on such date, 5.0%, or, if a Level 2 WALP Event exists on such date, 10.0%; (B) if a Level 1 WAMO Event exists on such date, 5.0% or, if a Level 2 WAMO Event exists on such date, 10.0%; (C) if the Protective Advance WALP (x) exceeds 21 months but is not greater than 23 months, 3.0%, (y) exceeds 23 months but is not greater than 25 months, 5.0%, or (z) exceeds 25 months, 10.0% and (D) if the Conditional Pool Protective Advance WAMO on such date exceeds 25 months but is not greater than 28 months, 5.0% or, if the Conditional Pool Protective Advance WAMO on such date exceeds 28 months, 10.0%; provided, that if a Protective Advance Trigger Event exists on such date, the “Advance Rate” with respect to all Conditional Pool Protective Advances shall be 0%;

(iii) with respect to all Non-Crossed Protective Advances, 75.0%, minus the sum of the following percentages: (A) if a Level 1 WALP Event exists on such date, 5.0%, or, if a Level 2 WALP Event exists on such date, 10.0%; (B) if a Level 1 WAMO Event exists on such date, 5.0%, or, if a Level 2 WAMO Event exists on such date, 10.0%; (C) if the Protective Advance WALP (x) exceeds 21 months but is not greater than 23 months, 3.0%, (y) exceeds 23 months but is not greater than 25 months, 5.0%, or (z) exceeds 25 months, 10.0%; (D) if the Non-Crossed Loss Percentage exceeds 3.0% but is not greater than 4.25%, 20.0% and (E) if the Non-Crossed Loss Percentage exceeds 4.25%, 35.0%; provided, that if a Protective Advance Trigger Event exists on such date or if the Non-Crossed Loss Percentage on such date exceeds 5.0%, the “Advance Rate” with respect to all Non-Crossed Protective Advances shall be 0%.

“Advance Ratio” means, as of any date of determination with respect to a Securitization Trust, a fraction (expressed as a percentage) the numerator of which is an amount equal to the aggregate Receivables Balance of all Receivables relating to such Securitization Trust on such date and the denominator of which is an amount equal to the aggregate outstanding principal balance of the related Securitization Trust Assets on such date.

“Advance Type” means each of the following types of Delinquency Advances and Protective Advances: (i) Delinquency Advances, (ii) Conditional Pool Protective Advances and (iii) Non-Crossed Protective Advances.

“Affected Party” means each Lender, the Agent, the Securities Intermediary, the Calculation Agent, the Verification Agent and each of their respective Affiliates.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” is defined in the preamble to this Agreement.

“Aggregate Loan Amount” means at any time, the sum of the Outstanding Loan Amounts of the Lenders at such time.

“Aggregate Receivables Balance” means as of any date of determination, the aggregate Receivables Balance of the Transferred Receivables as of the close of business on such date.

“Agreement” means this Amended and Restated Receivables Loan Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Annual Net Cash Provided by Operating Activities” means, as of the last day of any fiscal quarter of the Parent, an amount equal to the sum of the net cash flow of the Parent, as set forth in the Parent’s statement of cash flows for the preceding four quarters, in accordance with GAAP.

“Assignment Agreement” means an Assignment Agreement, substantially in the form of Exhibit C hereto, pursuant to which a Lender may assign all or a portion of its respective rights and obligations hereunder.

“Authorized Officer” means any officer of the Borrower, Administrator, any Seller or other party who is authorized to act on behalf of the Borrower, Administrator, Seller or such other party in matters relating to the Loans and who is identified on the list of authorized officers delivered by such party on the Original Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Bank Product” means any one or more of the following financial products or accommodations extended to Borrower by a Bank Product Provider: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) stored value cards, (e) purchase cards (including so-called “procurement cards” or “P-cards”), (f) Cash Management Services, or (g) transactions under Hedge Agreements.

“Bank Product Agreements” means those agreements entered into from time to time by the Borrower with a Bank Product Provider in connection with the obtaining of any of the Bank Products.

“Bank Product Obligations” means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Borrower to any Bank Product Provider pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (b) all Hedge Obligations, and (c) all amounts that Agent or any Lender is obligated to pay to a Bank Product Provider as a result of Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to Borrower.

“Bank Product Provider” means Wells Fargo or any of its Affiliates (including WFCF).

“Bank Product Reserve” means, as of any date of determination, the Dollar amount of reserves that Agent has determined it is necessary or appropriate to establish (based upon the Bank Product Providers’ reasonable determination of their credit exposure to Borrower in respect of Bank Product Obligations) in respect of Bank Products then provided or outstanding.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, or any successor statute.

“Bankruptcy Event” means for any Person (i) such Person or any of its material Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by such Person or any of its material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; or (iii) any proceeding shall be instituted against such Person or any of its material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, which proceeding continues undismissed or unstayed for a period of 60 consecutive days or (iv) such Person or any of its material Subsidiaries shall take any corporate action to authorize any of the actions set forth in clauses (i), (ii) or (iii) above.

“Base Rate” means, on any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by Wells Fargo from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by Wells Fargo) and (ii) the sum of (a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the

Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Wells Fargo from three Federal funds brokers of recognized standing selected by Wells Fargo.

“Benefit Plan” means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower or any ERISA Affiliate is, or at any time within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.

“Bill of Sale” means a bill of sale, substantially in the form of Exhibit C to each Purchase Agreement, delivered by the applicable Seller to the Borrower.

“Borrower” is defined in the preamble to this Agreement.

“Borrower’s Account” means the account established pursuant to Section 2.09(a) of this Agreement in the name of the Borrower for the purpose of receiving Loans.

“Borrowing” means a borrowing of funds through one or more Loans made on a Borrowing Date under this Agreement.

“Borrowing Base” means, as of any date of determination, the sum of the following for each Advance Type: the product of (i) the Receivables Balances of all Eligible Receivables for such Advance Type and (ii) the applicable Advance Rate on such date minus the sum of (a) the Bank Product Reserve and (b) the Overconcentration Amount on such date.

“Borrowing Base Deficit” means, as of any date of determination, the Aggregate Loan Amount as of such date exceeds the Borrowing Base as in effect on such date.

“Borrowing Date” means, prior to the Termination Date, (a) for each Protective Advance, (x) with respect to the Securitization Trusts listed on Schedule V hereto, the 6th Business Day of each Monthly Period and (y) with respect to the Securitization Trusts listed on Schedule VI hereto, the 6th Business Day after the 15th day of each Monthly Period and (iii) for each Delinquency Advance, (x) the 11th day of each Monthly Period (or if such 11th day is not a Business Day, the next succeeding Business Day), (y) the 16th day of each Monthly Period (or if such 16th day is not a Business Day, the next succeeding Business Day) and (z) the 6th Business Day after the 15th day of each Monthly Period, and (b) any other date agreed to by the Agent, the Lenders and the Borrower.

“Borrowing Date Report” means a report prepared by the Administrator on behalf of the Borrower substantially in the form attached hereto as Exhibit E or in such other form as may be acceptable to the Agent, the Calculation Agent and the Verification Agent, furnished by the Administrator to the Agent, the Calculation Agent and the Verification Agent pursuant to Section 5.05(b).

“Borrowing Notice” means a notice in substantially the form of Exhibit B furnished by the Borrower to the Agent, the Calculation Agent and the Verification Agent pursuant to Section 2.03(b) of this Agreement.

“Business Day” means any day (other than a Saturday or Sunday) on which commercial banks are generally open for business in New York City, Columbia, Maryland and Minneapolis, Minnesota, provided, however, if the term “Business Day” is used in connection with the Adjusted LIBO Rate, “Business Day” means the foregoing only if such day is also a day of the year on which dealings are carried on in the London interbank market.

“Calculation Agent” is defined in the preamble to this Agreement.

“Calculation Agent Fee” means the fee payable to Wells Fargo in accordance with the Calculation Agent Fee Letter.

“Calculation Agent Fee Letter” means that certain Calculation Agent Fee Letter, dated as of even date herewith, between Borrower and Wells Fargo, in form and substance satisfactory to the Agent.

“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House’ processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements.

“Change of Control” means the occurrence of any of the following events: (i) Green Tree Servicing LLC shall cease to own, directly or indirectly, one hundred percent (100%) of the outstanding membership interests of the Borrower or (ii) the Parent shall cease to own, directly or indirectly, one hundred percent (100)% of the outstanding membership interests of a Seller.

“Collateral” is defined in Section 7.01 of this Agreement.

“Collection Account” means the account established pursuant to Section 2.09(a) of this Agreement in the name of the Borrower for the purpose of receiving Collections.

“Collection Period” means, with respect to any Settlement Date or Borrowing Date during the month in which such Settlement Date occurs: (a) with respect to the Securitization Trusts listed on Schedule V hereto, the Monthly Period immediately preceding the month of such Settlement Date; (b) with respect to the Securitization Trusts listed on Schedule VI hereto labeled “Schedule of Collection Period (16th — 15th),” the period commencing on and including the 16th day of the prior Monthly Period in which such Settlement Date occurs and ending on and including the 15th day of the Monthly Period; and (c) with respect to the Securitization Trusts listed on Schedule VI hereto labeled “Schedule of Collection Period (21st — 20th)” the period commencing on and including the 21st day of the prior Monthly Period in which such Settlement Date occurs and ending on and including the 20th day of the Monthly Period.

“Collections” means (without duplication) (i) all payments received and collected on all Transferred Receivables; (ii) all Hedge Receipts and (iii) all other proceeds relating to any Transferred Receivable.

“Commitment” means, (i) with respect to a Lender, the maximum dollar amount which such Lender is obligated to advance hereunder as set forth opposite such Lender’s name on Schedule III hereto under the caption “Commitment,” as such amount may be reduced or increased pursuant to the terms hereof and (ii) with respect to any Person which becomes a Lender pursuant to an Assignment Agreement, the commitment of such Person to make Loans to the Borrower in an amount not to exceed the amount set forth in such Assignment Agreement, as such amount may be reduced or increased pursuant to the terms hereof.

“Conditional Pool Protective Advance” means a Protective Advance that (a) (i) prior to becoming a Nonrecoverable Advance is reimbursable pursuant to the related Servicing Agreement solely from late collections, insurance proceeds, liquidation proceeds or condemnation proceeds of the related

Securitization Trust Asset with respect to which such Protective Advance was made and (ii) upon becoming a Nonrecoverable Advance is reimbursable pursuant to the related Servicing Agreement out of general collections on any of the Securitization Trust Assets in the related Securitization Trust or (b) is reimbursable pursuant to the related Servicing Agreement out of general collections on any of the Securitization Trust Assets in the related Securitization Trust within ninety (90) days after the date such Protective Advance was made.

“Conditional Pool Protective Advance Securitization Trust” means each Securitization Trust listed on Schedule IX, as amended from time to time in accordance herewith.

“Conditional Pool Protective Advance WAMO” means, as of any Collection Period with respect to all Transferred Receivables that are eligible Receivables and relate to Conditional Pool Protective Advances, the period (expressed in months and weighted by the aggregate Receivables Balances of all such Receivables) from the date the related Advances were made or acquired by the applicable Seller to the end of the preceding Collection Period.

“Contribution Agreement” means that certain Contribution Agreement, dated as of the Original Closing Date, between Green Tree Financial Assets II LLC and Green Tree Advance Receivables II LLC.

“Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

“Delinquency Advance” means an advance by a Seller pursuant to the terms of the related Servicing Agreement of all or any portion of a Monthly Payment with respect to a Securitization Trust Asset serviced by such Seller under such Servicing Agreement that (i) is reimbursable at any time out of general collections on any of the Securitization Trust Assets in the related Securitization Trust or (ii) (a) prior to becoming a Nonrecoverable Advance is reimbursable pursuant to the related Servicing Agreement solely from late collections, insurance proceeds, liquidation proceeds or condemnation proceeds of the related Securitization Trust Asset with respect to which such Delinquency Advance was made and (b) upon becoming a Nonrecoverable Advance is reimbursable pursuant to the related Servicing Agreement out of general collections on any of the Securitization Trust Assets in the related Securitization Trust.

“Delinquency Advance Securitization Trust” means each Securitization Trust listed on Schedule VIII hereto, as amended from time to time in accordance herewith.

“Delinquency Advance WAMO” means as of the end of any Collection Period, with respect to all Transferred Receivables that related to Delinquency Advances that are Eligible Receivables, the period (expressed in months and weighted by the aggregate Receivables Balances of all such Receivables) from the date the related Delinquency Advances were made or acquired by the applicable Seller to the end of the preceding Collection Period.

“Delinquent” means, with respect to a Securitization Trust Asset, that any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Securitization Trust Asset is “30 days Delinquent” if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g. as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month.

“Designated Servicing Agreement” means each Servicing Agreement listed on Schedule IV to this Agreement, as amended from time to time in accordance with this Agreement.

“Dollars” or “$” means United States dollars.

“Effective Date” means the first Business Day on which all of the conditions precedent to the Initial Loan, as described in Section 3.01, have been satisfied.

“Eligible Account” means a segregated account that is maintained with a depositary institution or trust company acceptable to the Agent, the commercial paper or other short-term debt obligations of which have credit ratings of at least “A-1+” by S&P and “P-1” by Moody’s.

“Eligible Hedge Counterparty” means (i) a financial institution with a long-term senior unsecured debt rating of “AA-” or better from S&P and “Aa3” or better from Moody’s or (ii) any other Person mutually agreed to by the Borrower and the Agent.

“Eligible Receivable” means, as of any date of determination, a Receivable that satisfies all of the following criteria:

(a) such Receivable constitutes a “payment intangible” within the meaning of Section 9-102(a)(61) (or the corresponding provision of the applicable jurisdiction) of the UCC of all applicable jurisdictions;

(b) such Receivable relates to an Eligible Securitization Trust;

(c) at the time the applicable Seller made the related Advance and at the time such Seller transferred such Receivable to the Borrower, such Seller determined that such Advance was recoverable in accordance with the terms of the related Servicing Agreement;

(d) the applicable Seller has not taken any action that, or failed to take any action the omission of which, would materially impair the rights of any Secured Party with respect to any such Receivable;

(e) no such Receivable has been identified by the applicable Seller or reported to the Seller as having resulted from fraud perpetrated by any Person with respect to such Receivable;

(f) such Receivables do not include amounts payable as a result of accounting or other errors, or the failure to deposit funds or the misapplication of funds by the applicable Seller;

(g) under the terms of the related Servicing Agreement, such Receivable is recoverable solely from collections on the related Securitization Trust Assets and does not constitute a claim for reimbursement from any Person;

(h) the related Advance was not made by the applicable Seller in respect of Property with known environmental risks;

(i) immediately prior to the transfer and assignment contemplated under the applicable Purchase Agreement, a Seller had good and marketable title to such Receivable, free and clear of all Liens other than Permitted Liens, and all right, title and interest in and to such Receivable have been validly transferred by a Seller to the Borrower and such Receivable is subject to no Liens other than Permitted Liens;

(j) pursuant to the terms of the related Servicing Agreement, except with respect to Non-Crossed Protective Advances and those Advances for which the related Seller can reimburse itself out of general collections on any of the Securitization Trust Assets in the related Securitization Trust after 90 days following a charge-off of the related Securitization Trust Asset, the applicable Seller is permitted to reimburse itself for the related Advance out of general collections on any of the Securitization Trust Assets in the related Securitization Trust, prior to any distribution or payment of principal, interest, fees, expenses or other amounts to any holders of any notes, certificates or other securities backed by the related Securitization Trust Assets and prior to payment of any party subrogated to the rights of the holders of such securities (such as a reimbursement right of a credit enhancer) or any hedge or derivative termination fees, or to any related trustee, custodian or credit enhancement provider and such Advance must be made from a Securitization Trust identified on Schedule VIII, IX or X and conform to the type of reimbursement rule referred to therein;

(k) the related Advance was made in respect of a Securitization Trust Asset that is secured by a first priority Lien on the related Property or by a second priority Lien on such Property when the Securitization Trust Asset having the first priority Lien on such Property is included in the same Eligible Securitization Trust;

(l) the related Advance was made in respect of a Securitization Trust Asset that is payable in U.S. Dollars from an obligor residing in the United States and is secured by Property that is located in the United States and such Receivable has been created pursuant to and in accordance with the terms of the related Servicing Agreement, in accordance with the Seller’s customary procedures with respect to the applicable Securitization Trust and in the ordinary course of business of the Seller;

(m) the related Advance was not made by the applicable Seller in contravention of the Stop Advance Criteria;

(n) such Receivable does not relate to a Securitization Trust Asset that has a $0 balance or was liquidated, charged off, condemned or subject to any other final recovery determination more than ninety (90) days prior to the date of determination; and

(o) such Receivable does not relate to a Securitization Trust Asset subject to a Servicer Termination Event.

“Eligible Securitization Trust” means, as of any date of determination, a Securitization Trust that satisfies all of the following criteria:

(a) the related Servicing Agreement contains provisions which (i) expressly authorize the servicer thereunder to enter into a financing or other facility under which such servicer assigns or pledges its rights under such Servicing Agreement to be reimbursed for any or all Delinquency Advances and/or Protective Advances to one or more lenders or other Persons (which may include a special-purpose bankruptcy-remote entity and/or a trustee acting on behalf of holders of debt instruments) (an “Advance Financing Person”) and (ii) require that as between a predecessor servicer and its Advance Financing Person, on the one hand, and a successor servicer and its Advance Financing Person (if any) on the other hand, advance reimbursement amounts on a loan-by-loan basis with respect to each Securitization Trust Asset as to which a Delinquency Advance or a Protective Advance is outstanding shall be allocated on a “first-in, first-out” basis, such that Advances of a particular type that were disbursed first in time will be reimbursed prior to Advances of the same type with respect to the same Securitization Trust Asset that were disbursed later in time;

(b) no Securitization Trust Termination Event has occurred with respect to such Securitization Trust;

(c) the aggregate outstanding principal balance of the related Securitization Trust Assets on such date is not less than $2,000,000;

(d) no more than twenty percent (20.0%) of the related Securitization Trust Assets (determined by weighted average outstanding principal balance) are thirty (30) days Delinquent or otherwise in default on such date; and

(e) the Advance Ratio with respect to such Securitization Trust on such date is less than five percent (5.0%).

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

“ERISA Affiliate” means any entity that is treated together with the Borrower as a single employer under subsections (b), (c), (m) or (o) of Section 414 of the IRC.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurodollar Reserve Percentage” means, with respect to a Lender for any Interest Period, the reserve percentage applicable to such Lender during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect of liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

“Event of Default” is defined in Section 8.02 of this Agreement.

“Excess Amount” means, on any date of determination, the lesser of (a) the sum of the product for each Transferred Receivable of (i) the Collections for such Receivable on deposit in the Collection Account as of the close of business on the prior day and (ii) the applicable Advance Rate with respect to such Receivable and (b) the amount on deposit in the Collection Account as of the close of business on the prior day, minus the Expense Amount as of such date.

“Excluded Taxes” is defined in Section 2.13(a) of this Agreement.

“Expense Amount” means, as of any date of determination, an amount equal to the sum of the payments described in Section 2.08(b)(i) through (v) due and payable on the next succeeding Settlement Date to the extent known on such date.

“Facility” means the revolving credit facility evidenced by this Agreement.

“Facility Documents” means collectively, this Agreement, the Contribution Agreement, the Purchase Agreements, the Notes, the Interest Rate Hedge Agreements, the Calculation Agent Fee Letter, the Verification Agent Letter, the Bank Product Agreements and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

“Facility Reduction Fee” is defined in Section 2.06(d) of this Agreement.

“Facility Termination Event” is defined in Section 8.01 of this Agreement.

“Fannie Mae” means the Federal National Mortgage Association (commonly known as Fannie Mae), and its successors.

“Final Collection Date” means the date following the Termination Date, on which the Aggregate Loan Amount has been reduced to zero and all Obligations have been indefeasibly paid in full in cash.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation (commonly known as Freddie Mac), and its successors.

“GAAP” means generally accepted accounting principles as In effect from time to time in the United States, consistently applied; provided, however, that all calculations relative to liabilities shall be made without giving effect to Statement of Financial Accounting Standards No 159.

“Governmental Authority” means the United States of America, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.

“Hedge Obligations” means any and all obligations or liabilities, whether absolute or contingent, due or to become due, now existing or hereafter arising, of Borrower arising under, owing pursuant to, or existing in respect of Hedge Agreements entered into with one or more of the Bank Product Providers.

“Hedge Provider” means an Eligible Hedge Counterparty that has entered into one or more Interest Rate Hedge Agreements with the Borrower.

“Hedge Receipts” means all amounts payable to the Borrower under an Interest Rate Hedge Agreement.

“Indebtedness” means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

“Initial Loans” means the first Loans to be made pursuant to Section 2.01 hereunder.

“Initial Loan Date” means the date on which the Initial Loans are made hereunder.

“Interest” means, with respect to any Lender on any Settlement Date, the following product calculated for each day during the immediately preceding Interest Period: (i) such Lender’s Outstanding Loan Amount on such day times (ii) the Interest Rate for such day times (iii) a fraction having one (1) as its numerator and 360 as its denominator (or, in the case of any such computation involving the Base Rate, 365 or 366 as applicable).

“Interest Period” means each Monthly Period (except that the initial Interest Period hereunder shall commence on the date hereof and end on May 31, 2012). With respect to any Settlement Date, the “related” Interest Period is the most recently ended Interest Period prior to such Settlement Date.

“Interest Rate” means an amount (expressed as a percentage) equal to the sum of (x) the Adjusted LIBO Rate and (y) 3.25%; provided, however, that (i) if any Lender shall have notified the Agent that a LIBOR Disruption Event has occurred, the “Interest Rate” shall be the Base Rate and (ii) following the occurrence and during the continuance of a Facility Termination Event or an Event of Default, the “Interest Rate” for all Loans shall be the then applicable rate plus 3.00%.

“Interest Rate Hedge Agreement” means any interest rate Interest Rate Hedge Agreement, interest rate cap, collar or other arrangement between the Borrower and a Hedge Provider that satisfies the requirements of Section 2.14 of this Agreement, consisting of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto in substantially such form as the Agent shall have approved and each “Confirmation” thereunder confirming the terms of each transaction thereunder.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Lender” means each Person listed on Schedule III as a “Lender”, and each other Person specified as a “Lender” in the Assignment Agreement pursuant to which such Person became a party hereto, and their respective successors and permitted assigns.

“Lender Expenses” means all (a) costs or expenses (including taxes) required to be paid by the Borrower or any Seller under any of the Facility Documents that are paid, advanced, or incurred by such Lender, (b) reasonable fees or charges paid or incurred by any Lender in connection with such Lender’s transactions with the Borrower or any Seller, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches), filing, recording, publication, (c) reasonable costs and expenses incurred by a Lender in the disbursement of funds to the Borrower (by wire transfer or otherwise), (d) reasonable costs and expenses paid or incurred by a Lender to correct any default or enforce any provision of the Facility Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, or of traveling to the Borrower’s or a Seller’s office to inspect or otherwise monitor Borrower’s or Seller’s operations and any Collateral, (e) reasonable audit fees and expenses of the Lender related to any inspections and audit examinations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement and the Facility Documents, (f) costs and expenses of third-party claims or any other suit paid or incurred by a Lender in enforcing or defending the Facility Documents or in connection with the transactions contemplated by the Facility Documents or a Lender’s relationship with the Borrower, (g) reasonable Lender’s costs and expenses (including reasonable attorneys’ fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Facility Documents, and (h) Lender’s costs and expenses (including attorneys’, accountants’, consultants’, and other advisors’ fees and expenses) incurred in terminating, enforcing (including attorneys’, accountants’, consultants’, and other advisors’ fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Bankruptcy Event concerning the Borrower or a Seller or in exercising rights or remedies under the Facility Documents), or defending the Facility Documents, irrespective of whether suit is brought, or in taking any remedial action concerning the Collateral, and (i) any fees or expenses reasonably incurred by the Lender in connection with any amendment of a Servicing Agreement.

“Level 1 WALP Event” means, as of any date of determination, the Weighted Average Liquidation Period on such date exceeds 10.5 months but is not greater than 12.5 months.

“Level 1 WAMO Event” means, as of any date of determination, the Weighted Average Months Outstanding on such date exceeds 19 months but is not greater than 22 months.

“Level 2 WALP Event” means, as of any date of determination, the Weighted Average Liquidation Period on such date exceeds 12.5 months.

“Level 2 WAMO Event” means, as of any date of determination, the Weighted Average Months Outstanding on such date exceeds 22 months.

“LIBOR Disruption Event” means, with respect to any Interest Period, any of the following: (a) a determination by any Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain dollars in the London interbank market to make, fund or maintain its Outstanding Loan Amount during such Interest Period, (b) the failure of the source listed in the definition of “Adjusted LIBO Rate” to publish a London interbank offered rate as of 11:00 a.m. on the second Business Day prior to the first day of such Interest Period, or (c) the inability of such Lender, because of market events not under the control of such Person, to obtain United States dollars in the London interbank market to make, fund or maintain its Outstanding Loan Amount for such Interest Period.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in respect of any property of a Person, whether granted voluntarily or imposed by law, and includes the interest of a lessor under a capital lease or under any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar notice (other than a financing statement filed by a “true” lessor or consignor pursuant to § 9-505 of the UCC), naming the owner of such property as debtor, under the UCC or other comparable law of any jurisdiction.

“Loan” is defined in Sections 2.01(a) of this Agreement.

“Material Adverse Effect” means a material adverse effect on (i) when used with reference to a particular Person, the condition (financial or otherwise), business or operations of such Person or such Person and its Affiliates taken as a whole, or the ability of such Person or such Person and its Affiliates taken as a whole to perform any of its obligations under this Agreement or any other Facility Document to which it is a party, (ii) the legality, validity, binding effect or enforceability of any of the Facility Documents, (iii) the rights or interests of the Lender, the Agent or any Secured Party hereunder or under any other Facility Document or (iv) the collectibility, enforceability or recoverability of any material portion of the Transferred Receivables.

“Maximum Facility Limit” means, $75,000,000, or such lesser amount determined pursuant to Section 2.04 hereof.

“Maximum Weighted Average Advance Rate” means (i) if the Rolling Three Month Reimbursement Percentage is less than 35%, 75%; (ii) if the Rolling Three Month Reimbursement Percentage is greater than or equal to 35% but less than 50%, 80% or (iii) otherwise, 85%.

“Monthly Payment” means any scheduled monthly payment of interest and/or principal due on a Securitization Trust Asset.

“Monthly Period” means each calendar month.

“Monthly Report” means a report prepared by the Administrator on behalf of the Borrower substantially in the form attached hereto as Exhibit D or in such other form as may be acceptable to the Agent, the Calculation Agent and the Verification Agent, furnished by the Administrator to the Agent, the Calculation Agent and the Verification Agent pursuant to Section 5.05(a).

“Monthly Reporting Date” means the second Business Day preceding each Settlement Date.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA or Section 414(f) of the IRC to which the Borrower or any ERISA Affiliate contributes or has any obligation to contribute, or within the immediately preceding six (6) years contributed or had any obligation to contribute.

“Nonrecoverable Advance” means any Advance made by a Seller in respect of a Securitization Trust Asset that such Seller determines will not be ultimately recoverable from late collections, insurance proceeds, liquidation proceeds or condemnation proceeds of such Securitization Trust Asset in accordance with the terms of the related Servicing Agreement.

“Nonrecoverable Advance Policy” means the policies and procedures of the Sellers governing the determination of when Delinquency Advances and/or Protective Advances with respect to Securitization Trust Assets become Nonrecoverable Advances, as amended, supplemented or otherwise modified from time to time.

“Non-Crossed Loss Percentage” means, as of any Monthly Reporting Date, a fraction (expressed as a percentage), the numerator of which is an amount equal to the aggregate amount of realized losses with respect to Transferred Receivables relating to Non-Crossed Protective Advances during the immediately preceding six (6) Monthly Periods and the denominator of which is an amount equal to the sum of (i) the aggregate amount of Collections with respect to Transferred Receivables relating to Non-Crossed Protective Advances during the immediately preceding six (6) Monthly Periods and (ii) the amount calculated in the numerator above.

“Non-Crossed Protective Advance” means a Protective Advance that is reimbursable solely from late collections, insurance proceeds, liquidation proceeds or condemnation proceeds of the Securitization Trust Asset with respect to which such Protective Advance was made.

“Non-Crossed Protective Advance Securitization Trust” means each Securitization Trust listed on Schedule X, as amended from time to time in accordance herewith.

“Note” is defined in Section 2.02 of this Agreement.

“Notice of Exclusive Control” has the meaning specified in Section 2.09(h).

“Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of the Borrower to the Lenders, or any of them, the Agent and/or the Affected Persons, arising under or in connection with this Agreement and the other Facility Documents or the transactions contemplated hereby and thereby and shall include, without limitation, all liability for principal of and interest on the Loans, fees, expense reimbursements, indemnifications, Lender Expenses, Bank Product Obligations and all other amounts due or to become due under the Facility Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of a Bankruptcy Event (in each case whether or not allowed as a claim in such Bankruptcy Event). Any reference in this Agreement or in the Facility Documents to the Obligations shall include all or any portion thereof and any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of this Agreement.

“Officer’s Certificate” means a certificate signed by any Authorized Officer.

“Official Body” means any Governmental Authority or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

“Original Closing Date” means July 31, 2009.

“Outstanding Loan Amount” means, with respect to a Lender at any time, the aggregate principal amount of the Loans funded by such Lender pursuant to Sections 2.01 on or prior to such time, as reduced from time to time prior to such time by Collections and other amounts received and distributed on account of such Outstanding Loan Amount pursuant to Section 2.05 and Section 2.08; provided, however, that if the Outstanding Loan Amount shall have been reduced by any distribution of any portion of Collections or other amounts and thereafter such distribution is rescinded or must otherwise be returned for any reason, the Outstanding Loan Amount shall be increased by the amount of such distribution, all as though such distribution had not been made.

“Overconcentration Amount” means, on any date of determination, the sum of the following amounts:

(a) the excess of (i) the aggregate Receivables Balances of all Eligible Receivables relating to Non-Crossed Protective Advances on such date over (ii) the lesser of (A) $15,000,000 and (B) an amount equal to the product of 20.0% and the aggregate Receivables Balances of all Eligible Receivables on such date;

(b) the sum of the Receivables Balances of the Eligible Receivables outstanding under a Designated Servicing Agreement that, when added to the Receivables Balances of all other Eligible Receivables outstanding under such Designated Servicing Agreement, cause the sum of the Receivables Balances of the Eligible Receivables under such Designated Servicing Agreement to exceed ten percent (10.0%) of the aggregate Receivables Balance of all Eligible Receivables on such date;

(c) the excess of (i) the aggregate Receivables Balances of all Eligible Receivables relating to Securitization Trust Assets that do not constitute chattel paper on such date over (ii) an amount equal to the product of 65.0% and the aggregate Receivables Balances of all Eligible Receivables on such date;

(d) the excess of (i) the aggregate Receivables Balances of all Eligible Receivables relating to Non-Crossed Protective Advances related to properties with estimated recovery value less than $2,500.00 and greater than ninety (90) days Delinquent on such date over (ii) an amount equal to the product of 4.0% and the aggregate Receivables Balances of all Eligible Receivables on such date;

(e) the excess of (i) the aggregate Receivables Balance relating to Securitization Trusts as to which the aggregate outstanding principal balance of the related Securitization Trust Assets is less than $5,000,000 on such date over (ii) an amount equal to the product of two percent (2.0%) and the aggregate Receivables Balance of all Eligible Receivables on such date; and

(f) the excess of (i) the aggregate Receivables Balance of all Eligible Receivables relating to Securitization Trust Assets which are secured by second priority Liens over (ii) an amount equal to the product of one percent (1.0%) and the aggregate Receivables Balance of all Eligible Receivables on such date.

“Parent” means Walter Investment Management Corp., a Maryland corporation, and its successors.

“Participant” is defined in Section 11.04(d) of this Agreement.

“PBGC” is defined in Section 5.05(h) of this Agreement.

“Permitted Investments” means:

(a) direct obligations of, or obligations guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, if such obligations are backed by the full faith and credit of the United States and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

(b) federal funds, certificates of deposit, time deposits and bankers’ acceptances (which shall mature not later than the next Settlement Date) of any United States depository institution or trust company organized under the laws of the United States or any state and subject to supervision and examination by federal and/or state authorities; provided, that the short-term obligations of such depository institution or trust company are rated in the highest available rating category by either of the Rating Agencies and not more than one level below such highest available rating category by the other Rating Agency;

(c) commercial paper (which shall mature not later than the next Settlement Date) of any corporation incorporated under the laws of the United States or any state thereof which on the date of the acquisition are rated in the highest short-term debt rating category by S&P and Moody’s, does not have an “r” highlight affixed to its rating, has a predetermined fixed amount of principal due at maturity (that cannot vary or change), has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread and is not issued by an asset backed commercial paper conduit or structured investment vehicle; and

(d) securities of money market funds which have as one of their objectives the maintenance of a constant net asset value and which are rated the highest applicable rating category by S&P and Moody’s.

“Permitted Liens” means either of the following: (a) Liens for taxes and assessments which are not yet due and payable or the validity of which are being contested in good faith by appropriate legal proceedings and with respect to which the applicable Seller or the Borrower is maintaining adequate reserves in accordance with GAAP and (b) Liens arising in connection with this Agreement and the other Facility Documents.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, limited partnership, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Potential Facility Termination Event” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Facility Termination Event.

“Prepayment Fee” is defined in Section 2.06(d) of this Agreement.

“Property” means the real property, including the improvements thereon, or the personal property (tangible and intangible) which are encumbered pursuant to a Securitization Trust Asset.

“Pro Rata Share” means, with respect to a Lender at any time, a fraction (expressed as a percentage), the numerator of which is such Lender’s Commitment at such time and the denominator of which is the sum of the Commitments at such time or, if the Commitments have terminated and are no longer in effect at such time, a fraction (expressed as a percentage), the numerator of which is such Lender’s Outstanding Loan Amount at such time and the denominator of which is the Aggregate Loan Amount at such time.

“Protective Advance” means an advance by a Seller pursuant to the terms of a Servicing Agreement of fees, costs or expenses to inspect, protect, preserve or repair the Properties securing Securitization Trust Assets serviced by such Seller under such Servicing Agreement that are in default or that have been acquired through foreclosure or deed in lieu of foreclosure, including, but not limited to, necessary legal fees and costs expended or incurred by a Seller in connection with foreclosure, bankruptcy, eviction or litigation actions with or involving the obligors on such Securitization Trust Assets, as well as costs to obtain clear title to a Property, to protect the priority of the Lien created by such Securitization Trust Asset on such Property, and to dispose of Properties taken through foreclosure or by deed in lieu thereof or other similar action.

“Protective Advance Trigger Event” means, as of any date of determination, (i) the Protective Advance WALP on such date exceeds 25 months or (ii) the Protective Advance WAMO on such date exceeds 28 months.

“Protective Advance WALP” means, as of the end of a Collection Period, with respect to all Transferred Receivables that are Eligible Receivables and relate to Protective Advances that were repaid in full during the preceding six (6) Collection Periods, the six (6) month rolling average of the number of Collection Periods (expressed in months and weighted by the aggregate Receivables Balance of all such Receivables) from the respective dates such Receivables were advanced by the applicable Seller to the dates that the Securitization Trust Assets relating to such Receivables were repaid in full, whether as the result of liquidation or otherwise.

“Protective Advance WAMO” means, as of the end of a Collection Period, with respect to all Transferred Receivables that are Eligible Receivables and relate to Protective Advances, the period (expressed in months and weighted by the aggregate Receivables Balance of all such Receivables) from the respective dates the related Advances were made or acquired by the applicable Seller to the end of the preceding Collection Period.

“Purchase Agreement” means each Purchase and Sale Agreement, dated as of the Original Closing Date, between a Seller, as seller, and the Borrower, as buyer, as amended, restated, supplemented or otherwise modified from time to time.

“Purchase Price” means, with respect to any Receivable on any date, an amount equal to the product of (a) the applicable Advance Rate with respect to such Receivable on such date and (b) the Receivables Balance of such Receivable on such date.

“Receivable” means the right to reimbursement from a Securitization Trust for a Delinquency Advance or a Protective Advance not theretofore reimbursed and all rights to enforce payment of such obligation under the related Servicing Agreement.

“Receivables Balance” means, as of any date of determination with respect to a Receivable, the outstanding unreimbursed amount of such Receivable. For purposes of determining the Borrowing Base, a Receivable shall be deemed unreimbursed until the cash reimbursement thereof is deposited into the Collection Account.

“Records” means, with respect to each Transferred Receivable, all documents and instruments, including all books, records, files, tapes, correspondence and other information or materials (including, without limitation, computer programs, tapes, discs, data processing software and rights) relating to such Transferred Receivable, the related Servicing Agreements and the Securitization Trust Assets being serviced thereunder, including, without limitation, all reports and Securitization Trust Asset information relating to (i) such Transferred Receivable and (ii) the Securitization Trust Asset and Servicing Agreement with respect to which such Transferred Receivable relates, in each case, whether delivered pursuant to the related Servicing Agreement or otherwise.

“Required Lenders” means, at any time, Lenders whose Commitments are greater than fifty percent (50.0%) of the Maximum Facility Limit at such time.

“Requirements of Law” means, for any Person, requirements arising under any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Reserve Account” means the account established pursuant to Section 2.09(a) of this Agreement as the reserve account in the name of the Borrower.

“Reserve Account Balance” means, on any Settlement Date for the immediately preceding Settlement Period, an amount equal to the balance in the Reserve Account on such date after giving effect to any withdrawals from or deposits into the Reserve Account on such date excluding any income from the investment of funds in the Reserve Account (including accrued discount realized on liquidation of any Permitted Investment purchased at a discount).

“Reserve Account Requirement” means, for any Settlement Date, if the aggregate Receivables Balances of all Transferred Receivables that are classified as “collect and remit” for which the related Securitization Trust is identified on Schedule XI hereto exceeds the product of (x) 85.0% and (y) the Aggregate Receivables Balance on such date, an amount equal to greater of (i) $500,000 and (ii) an amount equal to the average Interest during the three (3) immediately preceding Interest Periods.

“Responsible Officer” means, with respect to any Person, the President, any Executive Vice President, any Senior Vice President, the Treasurer, or any other officer of such Person customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Rolling Three Month Reimbursement Percentage” means, on any Monthly Reporting Date, a fraction (expressed as a percentage), the numerator of which is an amount equal to the Collections received during the three immediately preceding Monthly Periods and the denominator of which is an amount equal to the average Aggregate Receivables Balance during the three immediately preceding Monthly Periods.

“S&P” means Standard & Poor’s Ratings Services, a unit of The McGraw-Hill Companies, and its successors.

“Sale Notice” has the meaning set forth in Section 2.01(c) of each Purchase Agreement.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“Schedule of Receivables” means, on any date, an electronic file listing (a) with respect to Pool Level Securitization Trusts, by Securitization Trust, the aggregate Receivables Balance as of the beginning of the most recently ended Collection Period, the aggregate Collections for such Collection Period, the aggregate Delinquency Advances and Protective Advances made in the current Monthly Period, the amount funded by the Borrower, the ending aggregate Receivables Balance and the applicable Advance Rates; and (b) with respect to the Loan Level Securitization Trusts, by loan number, the aggregate Receivables Balance as of the beginning of the most recently ended Collection Period, the aggregate Collections for such Collection Period, the aggregate Receivables Balances of all Nonrecoverable Advances during such Collection Period, the aggregate Delinquency Advances and Protective Advances made in the current Monthly Period, the amount funded by the Borrower, the ending aggregate Receivables Balance and the applicable Advance Rates.

“Scheduled Termination Date” means July 31, 2015.

“Secured Party” means each Lender and the Agent and “Secured Parties” means, collectively, all of the foregoing.

“Securitization Trust” each real estate mortgage investment conduit or other trust described on Schedule VIII through Schedule X, as such schedules may be supplemented or amended from time to time with the written consent of the Agent.

“Securitization Trust Assets” means, with respect to a Securitization Trust, the pool of home equity loan contracts, home improvement contracts, manufactured housing loan contracts, installment sale or loan contracts and related promissory notes and mortgages constituting part of the corpus of such Securitization Trust and “Securitization Trust Asset” means any one of the foregoing.

“Securitization Trust Collection Account” means, with respect to a Servicing Agreement, the account established in connection therewith from which a Seller, in its capacity as “Servicer” thereunder is entitled to make withdrawals of previously unreimbursed Advances.

“Securitization Trust Termination Event” means, with respect to a Securitization Trust, any of the following events: (i) the receipt by a Seller of a Servicer Termination Notice with respect to such Securitization Trust or (ii) the resignation of a Seller as servicer with respect to such Securitization Trust.

“Securitization Trustee” means the trustee or indenture trustee appointed under a Servicing Agreement in connection with a Securitization Trust.

“Seller” means each of Green Tree Servicing LLC, Green Tree HE/HI LLC and Green Tree MH LLC, in its capacity as “Seller” under a Purchase Agreement.

“Servicer Termination Event” means, with respect to any Servicing Agreement, the occurrence of any event or condition that permits any Person to terminate a Seller as servicer thereunder.

“Servicer Termination Notice” means any written notice received by a Seller pursuant to a Servicing Agreement terminating its rights and obligations as “servicer” thereunder.

“Servicing Agreement” means each pooling and servicing agreement, securitization servicing agreement, sale and servicing agreement, servicing agreement, transfer and servicing agreement, sub-servicing agreement, trust agreement, indenture and other agreement howsoever denominated pursuant to which a Seller services or advances on Securitization Trust Assets, the related Securitization Trust is formed or the servicing of the Securitization Trust Assets in the related Securitization Trust is governed, each as amended, restated, modified or supplemented from time to time.

“Servicing Procedures” means the written policies, procedures and guidelines of the Sellers, specifically including underwriting, valuation and documentation guidelines, portfolio management policies and procedures and appraising, renewal, extension, modification, non-accrual and charge-off policies with respect to the origination, funding and servicing of the Receivables, as provided to the Agent prior to the Effective Date, together with such changes and modifications thereto from time to time.

“Settlement Date” means the 28th day of each Monthly Period, or, if such day is not a Business Day, the next succeeding Business Day, commencing on May 28, 2012.

“Settlement Period” means each Monthly Period.

“Stop Advance Criteria” means the policies and procedures of the Sellers governing the cessation of making Delinquency Advances and/or Protective Advances with respect to Securitization Trust Assets (as attached as an exhibit to the Officer’s Certificate of each related Seller dated as of the Original Closing Date), as amended, supplemented or otherwise modified from time to time.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which Securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

“Tangible Net Worth” means, on any date of determination with respect to any Person, the excess of such Person’s total assets (net of goodwill and intangible assets) on such date over such Person’s total liabilities on such date, in each case, calculated in accordance with GAAP.

“Taxes” is defined in Section 2.13(a) of this Agreement.

“Termination Date” means the earliest to occur of (i) the Scheduled Termination Date, (ii) the declaration or automatic occurrence of the Termination Date pursuant to Section 8.01 or 8.02 of this Agreement and (iii) the Business Day which the Borrower designates as the Termination Date by notice to the Agent, the Calculation Agent and the Verification Agent at least thirty (30) days prior to such Business Day; provided that the fees described in Section 2.06(d) are paid by the Borrower.

“Transferred Assets” means, at any time, the Transferred Receivables, all Collections with respect thereto and other proceeds thereof.

“Transferred Receivables” means, at any time, all outstanding Receivables acquired by the Borrower from the Sellers pursuant to the Purchase Agreements.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“United States” and “U.S.” means the United States of America, its territories and provinces, any state of the United States and the District of Columbia.

“Unused Fee” is defined in Section 2.06(c) of this Agreement.

“Verification Agent” is defined in the preamble to this Agreement.

“Verification Agent Fee” means the fee payable to the Verification Agent in accordance with the Verification Agent Letter.

“Verification Agent Letter” means that certain Verification Agent Fee Letter, dated as of February 1, 2010, between Borrower and Wells Fargo, in form and substance satisfactory to the Agent.

“WALP” or “Weighted Average Liquidation Period” means, as of the end of a Collection Period, with respect to all Transferred Receivables that were repaid in full during the preceding six (6) Collection Periods, the six (6) month rolling average of the number of Collection Periods (expressed in months and weighted by the aggregate Receivables Balance of all such Receivables) from the respective dates the related Advances were made by the applicable Seller to the dates that the Securitization Trust Assets relating to such Receivables were repaid in full, whether as the result of liquidation or otherwise.

“WAMO” or “Weighted Average Months Outstanding” means, as of the end of a Collection Period, with respect to all Transferred Receivables that are Eligible Receivables, the period (expressed in months and weighted by the aggregate Receivables Balance of all such Receivables) from the respective dates the related Advances were made or acquired by the applicable Seller to the end of the preceding Collection Period.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association and its successors.

“WFCF” means Wells Fargo Capital Finance, LLC, a Delaware limited liability company, and its successors.

SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

SECTION 1.04. Rules of Construction. Unless the context otherwise clearly requires:

(a) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(b) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(c) the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modification set forth herein);

(e) any reference herein to any Person, or to any Person in a specified capacity, shall be construed to include such Person’s successors and assigns or such Person’s successors in such capacity, as the case may be; and

(f) the words “herein,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, clause or other subdivision.

ARTICLE II

AMOUNT AND TERMS OF THE LOANS

SECTION 2.01. The Loans.

(a) On the Effective Date and from time to time on each Borrowing Date during the period from the Effective Date through the Business Day immediately preceding the Termination Date,

subject to the terms and conditions set forth in this Agreement, and in reliance on the covenants, representations and agreements set forth herein, each Lender shall make loans to the Borrower (each such loan a “Loan” and collectively, the “Loans”) on a revolving basis; provided, however, that under no circumstances shall any Lender fund any Loan if, after giving effect to such Loan, (i) the Outstanding Loan Amount of such Lender shall exceed its Commitment or (ii) the Aggregate Loan Amount would exceed the lesser of (A) the Maximum Facility Limit in effect at such time and (B) the Borrowing Base in effect at such time.

(b) Each Borrowing shall consist of Loans having the same Interest Period and made on the same day by each of the Lenders in accordance with its respective Pro Rata Share. There shall be no more than seven (7) Borrowing Dates during any calendar month. Subject to the foregoing and to the limitations set forth in Section 3.02, the Borrower may borrow, repay and reborrow the Loans hereunder.

(c) Without limiting any other provision of this Agreement, the obligation of any Lender to fund a Loan on the Initial Loan Date or any Borrowing Date is subject to the satisfaction of the conditions precedent set forth in Article III hereof.

SECTION 2.02. Notes. The Loans funded by each Lender pursuant to this Article II shall be evidenced by a separate promissory note substantially in the form set forth in Exhibit A hereto (individually, a “Note” and, collectively, the “Notes”), duly executed and delivered by the Borrower and payable to the order of such Lender and in a maximum principal amount equal to such Lender’s Commitment hereunder. Each Lender shall record in its records the date and amount of each Loan to the Borrower and each repayment thereof. The information so recorded shall be rebuttable presumptive evidence of the accuracy thereof. The failure to so record, in the absence of manifest error, any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under the Notes to pay the principal of all Loans, together with interest accruing thereon.

SECTION 2.03. Making the Loans; Purchases of Receivables.

(a) Borrowing Notice. Each Loan shall be made on a Borrowing Date upon delivery to the Agent, the Calculation Agent, the Verification Agent and the Lenders of a Borrowing Notice not later than 2:00 p.m. (New York City time) on the second Business Day preceding the proposed Borrowing Date. Each Borrowing Notice shall be irrevocable and binding on the Borrower.

(b) Disbursement of Funds. Subject to and upon the terms and conditions set forth in Section 3.02 hereof, on the Borrowing Date specified in each Borrowing Notice, each Lender shall make available to the Calculation Agent not later than 1:00 p.m. (New York City time), in immediately available funds an amount equal its Pro Rata Share of the Loans to be made on such Borrowing Date. After receipt by the Calculation Agent of the proceeds of the applicable Loans, the Calculation Agent will transfer such funds to the Borrower’s Account on the applicable Borrowing Date not later than 2:00 p.m. (New York City time).

(c) Purchase of Additional Receivables. On each Borrowing Date, the Calculation Agent (on behalf of and at the direction of the Borrower) will cause to be deposited into the Borrower’s Account an amount equal to the Purchase Price with respect to the Additional Receivables to be acquired by the Borrower on such Borrowing Date from the applicable Seller(s) by withdrawing an amount from the Collection Account up to the Excess Amount and, to the extent that the Excess Amount is insufficient to pay such Purchase Price, the Borrower will pay to the applicable Sellers such Purchase Price out of a combination of such amount drawn from the Collection Account together with the proceeds of the amount of the Loans funded by the Lenders on such Borrowing Date. On each Borrowing Date, subject to

Section 3.02 and pursuant to the Borrowing Notice, the Calculation Agent shall withdraw from the Borrower’s Account and pay to the Sellers the Purchase Price for the Additional Receivables to be acquired by the Borrower on such date. On each Settlement Date, if any amounts set forth in Sections 2.08(b)(i) through 2.08(b)(v) remain unpaid after allocation of all Collections on such Settlement Date and prior to the use of funds from the Reserve Account, the funds in the Borrower’s Account shall be allocated by the Calculation Agent in accordance with Sections 2.08(b)(i) through 2.08(b)(v) to the extent of such unpaid amounts. Funds in the Borrower’s Account may only be used to purchase Additional Receivables or to fund shortfalls in the Collection Account, each as described in this paragraph.

(d) Defaulting Lenders; Several Obligations. Unless the Agent shall have been notified by any Lender that it does not intend to make available to the Agent, its Pro Rata Share of the requested Borrowing on a Borrowing Date, the Agent may assume that each Lender has made its Pro Rata Share of the requested Borrowing available to the Agent on such Borrowing Date and the Agent, in its sole discretion, may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not made available to the Agent by any Lender and the Agent has made such amount available to the Borrower, the Agent shall be entitled to recover such corresponding amount on demand from such defaulting Lender. The Agent shall also be entitled to recover from such defaulting Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the Base Rate. The failure of any Lender to make the Loans to be made by it as part of any Borrowing hereunder shall not relieve any other Lender of its obligation hereunder to make a Loan on the related Borrowing Date; provided, that no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender on the related Borrowing Date.

SECTION 2.04. Reduction of the Maximum Facility Limit. Subject to Section 2.06(d), the Borrower may, from time to time upon at least thirty (30) days’ (or such lesser number of days agreed to by the Agent) prior written notice to the Agent, the Calculation Agent and the Verification Agent, reduce the Maximum Facility Limit, provided, that, after giving effect to any such reduction, the Aggregate Loan Amount shall not exceed the Maximum Facility Limit. Promptly following its receipt of any such notice, the Calculation Agent shall deliver written notice to each Lender of such reduction. Contemporaneously with any such reduction in the Maximum Facility Limit, the Commitment of each Lender shall be reduced by an amount equal to the product of its Pro Rata Share and the amount by which the Maximum Facility Limit was reduced (unless all of the Lenders agree in writing to a different allocation of such reduction). Any such reduction shall be permanent.

SECTION 2.05. Principal Payments.

(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay the Aggregate Loan Amount, in whole or in part, without penalty or premium except as set forth in Section 2.06(d), in accordance with the priority of payments set forth in Section 2.08(b)(ix) hereof, upon at least two (2) Business Days’ prior written notice to the Agent, the Calculation Agent, the Verification Agent and each Lender, which notice shall specify the proposed prepayment date and the amount of such prepayment; provided, that any partial prepayment shall be in a principal amount equal to $1,000,000 or any integral multiple of $100,000 in excess thereof. Unless otherwise agreed by all of the Lenders, each Lender shall be entitled to receive its Pro Rata Share of any such prepayment. If any such notice is given, the amount specified in such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein. Each notice of prepayment shall be irrevocable and binding on the Borrower.

(b) Mandatory Prepayments. At any time that the Aggregate Loan Amount exceeds the lesser of (i) the Maximum Facility Limit and (ii) the Borrowing Base, the Borrower shall prepay the Aggregate Loan Amount to the extent necessary to eliminate such excess. Each Lender shall be entitled to receive its Pro Rata Share of any such prepayment, unless such prepayment is required to be made to a specific Lender to ensure that its Outstanding Loan Amount is not greater than its Pro Rata Share of the Aggregate Loan Amount, in which case, such prepayment shall be made first to such Lender.

(c) Repayment of Loans. The Aggregate Loan Amount shall be due and payable in full by the Borrower on the Termination Date.

SECTION 2.06. Interest and Fees.

(a) Interest. Interest shall be due and payable by the Borrower on each Settlement Date and the Final Collection Date. Not later than 3:00 p.m. (New York City time) on the third Business Day preceding each Settlement Date, (i) each Lender shall notify the Agent, the Calculation Agent and the Verification Agent as to the amount of Interest due and payable on the immediately succeeding Settlement Date and (ii) the Calculation Agent shall notify the Borrower and the Administrator as to the amount of Interest due and payable on the next succeeding Settlement Date.

(b) [Reserved]

(c) Unused Fee. On each Settlement Date during the period commencing on the Original Closing Date until (and including) the Final Collection Date, the Borrower shall pay to each Lender an unused fee (the “Unused Fee”) in an amount equal to the product of (a) the excess, if any, of (i) the Commitment of such Lender over (ii) the daily average Outstanding Loan Amount of the Loans funded by such Lender during the related Interest Period, and (b) a per annum rate equal to 0.50%, calculated on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

(d) Facility Reduction Fee; Prepayment Fee. In the event that the Borrower shall permanently reduce the Maximum Facility Limit, the Borrower shall pay to the Calculation Agent, for the account of the Lenders, a facility reduction fee (the “Facility Reduction Fee”) in an amount equal to (i) if such reduction occurs on or prior to the first anniversary of the Effective Date, the product of 2.0% and the difference between the Maximum Facility Limit prior to such reduction and the Maximum Facility Limit following the reduction; (ii) if such reduction occurs after the first anniversary of the Effective Date but not later than the second anniversary of the Effective Date, the product of 1.0% and the difference between the Maximum Facility Limit prior to such reduction and the Maximum Facility Limit following the reduction or (iii) if such reduction occurs after the second anniversary of the Effective Date but prior to the date that is 90 days prior to the Scheduled Termination Date, the product of 0.5% and the difference between the Maximum Facility Limit prior to such reduction and the Maximum Facility Limit following the reduction. Notwithstanding the foregoing, if the Borrower permanently reduces the Maximum Facility Limit to zero and terminates the Commitments in connection with a refinancing of the Facility or a securitization transaction involving substantially all of the Collateral and all of the Lenders participate in such refinancing or securitization, then no Facility Reduction Fee shall apply.

In the event that in connection with a securitization transaction involving all or any portion of the Collateral the Borrower makes a prepayment such that the Aggregate Loan Amount is reduced below $20,000,000, the Borrower shall pay to the Agent, for the account of the Lenders, a prepayment fee (the “Prepayment Fee”) in an amount equal to (i) if such prepayment occurs on or prior to the first anniversary of the Effective Date, the product of 2.0% and the difference between the Aggregate Loan Amount prior to such prepayment and the Aggregate Loan Amount following the prepayment; (ii) if such prepayment occurs after the first anniversary of the Effective Date but not later than the second anniversary of the Effective Date, the product of 1.0% and the difference between the Aggregate Loan Amount prior to such prepayment and the Aggregate Loan Amount following the prepayment or (iii) if such prepayment occurs after the second anniversary of the Effective Date but prior to the date that is 90 days prior to the Scheduled Termination Date, the product of 0.5% and the difference between the Aggregate Loan Amount prior to such prepayment and the Aggregate Loan Amount following the prepayment.

SECTION 2.07. Payments and Computations.

(a) In General. Subject to the provisions of this Section 2.07, all payments of principal in respect of the Loans, all payments of Interest and all payments in respect of Unused Fees and Lender Expenses shall be made by the Borrower (or the Administrator on behalf of the Borrower) to the Calculation Agent for distribution to the Lenders. All such payments shall be made before 2:00 p.m. (New York City time) on the respective due dates in federal or other funds immediately available by that time of day and at an account designated by the Calculation Agent. Funds received after 2:00 p.m. (New York City time) shall be treated for all purposes as having been received by the Calculation Agent on the Business Day next following the date of receipt of such funds from the Borrower. All payments made by the Borrower under this Agreement and the Notes shall be without setoff, deduction or counterclaim and subject to Section 2.08(b)(ix) and clause (5) of Section 8.02, the Borrower agrees to pay on demand any present or future stamp or documentary taxes or any other taxes, levies, imposts, duties, charges or fees which arise from payment made hereunder or under the Notes or from the execution or delivery or otherwise with respect to this Agreement or the Notes. All computations of Interest and Unused Fees hereunder shall be made on the basis of a year of 360 days (or, in the case of any such computation involving the Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed.

(b) Business Days. If the date for any payment under this Agreement falls on a day that is not a Business Day, then for all purposes of the Notes and this Agreement the same shall be deemed to have fallen on either (i) the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest and fees or (ii) if the next following Business Day is in another calendar month and payment is being made with respect to a Loan that bears interest by reference to the Adjusted LIBO Rate, then on the immediately previous Business Day.

(c) Sharing Payments. If any Lender (for purposes of this Section only, a “Recipient”) shall obtain any payment or other recovery (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Outstanding Loan Amount in excess of its ratable share of payments to which such Recipient is entitled hereunder, such Recipient shall forthwith purchase from the other Lenders entitled to a share of such excess payment or recovery participations in such other Lenders’ Outstanding Loan Amounts as shall be necessary to cause such Recipient to share in such excess payment or recovery ratably with each other Person entitled thereto; provided, however, that if all or any portion of such excess payment or recovery is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person’s ratable share (according to the proportion of (i) the amount of such other Person’s required payment to (ii) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

SECTION 2.08. Settlement Procedures.

(a) Deposit of Collections. The Borrower shall cause the Sellers or the Administrator to cause each Securitization Trustee to remit all Collections to the Collection Account no later than 2:00 p.m. (New York City time) on the Business Day prior to each applicable Borrowing Date and to otherwise comply with their obligations regarding Collections.

(b) Allocation of Collections. In accordance with the Calculation Agent Fee Letter, two (2) Business Days prior to each Settlement Date, the Administrator shall request by written notice that the Calculation Agent make certain payments in accordance with the distribution rules set forth in this Section 2.08. The Calculation Agent will identify any discrepancies with the Administrator to be resolved by the Administrator. The Administrator’s determination shall be conclusive in the absence of manifest error. If such written request is not received by the Calculation Agent as set forth above, the Calculation Agent shall make the distributions based solely on its own calculations. On each Settlement Date, the Calculation Agent shall allocate and distribute the following amounts from amounts on deposit in the Collection Account which represent Collections received by the Collection Agent during or in respect of the immediately preceding Settlement Period, amounts withdrawn from the Borrower’s Account pursuant to Section 2.03(c) and amounts withdrawn from the Reserve Account on such Settlement Date pursuant to Section 2.10(b), in the following order of priority:

(i) first, in the following order:

(1) to the Calculation Agent, the Calculation Agent Fee due and payable on such Settlement Date, together with any accrued and unpaid Calculation Agent Fees from prior Interest Periods, and expenses (which are invoiced to the Agent and the Administrator at least three (3) Business Days prior to the related Settlement Date), with backup documentation reasonably satisfactory to the Administrator, in an amount not greater than the amount set forth in the Calculation Agent Fee Letter;

(2) to the Verification Agent, the Verification Agent Fee due and payable on such Settlement Date, together with any accrued and unpaid Verification Agent Fees from prior Interest Periods, and expenses (which are invoiced to the Agent and the Administrator at least three (3) Business Days prior to the related Settlement Date), with backup documentation reasonably satisfactory to the Administrator, in an amount not greater than the amount set forth in the Verification Agent Letter; and

(3) to the Administrator, the Administration Fee due and payable to the Administrator on such Settlement Date, together with any accrued and unpaid Administration Fees from prior Interest Periods;

(ii) second, to the Lenders, the accrued Unused Fees and any Lender Expenses due and payable to the Lenders on such Settlement Date, together with any accrued and unpaid Unused Fees and Lender Expenses from prior Interest Periods;

(iii) third, to the Lenders, the accrued Interest due and payable to the Lenders on such Settlement Date, together with any accrued and unpaid Interest from prior Interest Periods;

(iv) fourth, to the Reserve Account, an amount such that after giving effect to such deposit, the Reserve Account Balance equals the Reserve Account Requirement;

(v) fifth, to the Eligible Hedge Counterparty, any net payment or termination payment (not due to a Eligible Hedge Counterparty default pursuant to the Interest Rate Hedge Agreement) owed to the Eligible Hedge Counterparty on such Settlement Date to the extent not paid previously;

(vi) sixth, as directed by the Administrator on behalf of the Borrower, for application to the purchase of a replacement Interest Rate Hedge Agreement;

(vii) seventh, to the Lenders, the following amounts:

(A) prior to the Termination Date, the amount by which the Aggregate Loan Amount must be reduced on such Settlement Date to cure a Borrowing Base Deficit on such date, such amount to be distributed ratably to each Lender in accordance with its respective Pro Rata Share; or

(B) from and after the Termination Date, the Aggregate Loan Amount until the Aggregate Loan Amount has been reduced to zero, such amount to be distributed ratably to each Lender in accordance with its respective Pro Rata Share;

(viii) eighth, prior to the Termination Date, to make any voluntary prepayments of the Loans as provided in Section 2.05(a), upon the direction of the Borrower;

(ix) ninth, to each applicable Person, on a pari passu basis, in payment of all Obligations then due and payable by the Borrower hereunder to such Person on such date under this Agreement and the other Facility Documents (other than amounts already paid pursuant to clauses (i) through (viii) above; and

(x) tenth, to the Eligible Hedge Counterparty, any unpaid termination payment (due to a Eligible Hedge Counterparty default pursuant to the Interest Rate Hedge Agreement) owed to the Eligible Hedge Counterparty on such Settlement Date; and

(xi) eleventh, so long as no Facility Termination Event or Event of Default has occurred and is continuing, any remaining amounts shall be remitted to or at the direction of the Borrower.

In the event of a direct conflict between the priority provisions of this Section 2.08 and other provisions contained in any other Facility Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.08 shall control and govern.

SECTION 2.09. The Collection Account, the Borrower’s Account and the Reserve Account.

(a) On or prior to the Closing Date, the Borrower shall establish and shall thereafter maintain an Eligible Account in the name of the Borrower for the purpose of receiving Collections, an Eligible Account in the name of the Borrower for the purpose of receiving Loans and an Eligible Account in the name of the Borrower as the reserve account. The taxpayer identification number associated with the Collection Account, the Borrower’s Account and the Reserve Account shall be that of the Borrower and the Borrower will report for Federal, state and local income taxes, the income, if any, represented by the Collection Account, the Borrower’s Account or the Reserve Account.

(b) The Collection Account, the Borrower’s Account and the Reserve Account shall be established at Wells Fargo. Wells Fargo hereby confirms that (i) it is a national banking association and shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to the Collection Account, the Borrower’s Account and the Reserve Account, (ii) the account number of the Collection Account is 53226600, (iii) the account number of the Borrower’s Account is 53226601 and (iv) the account number of the Reserve Account is 53226602.

(c) Each of the Collection Account, the Borrower’s Account and the Reserve Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Securities Intermediary as a securities intermediary in the name of the Borrower, subject to the lien of the Agent, for the benefit of the Secured Parties. The Securities Intermediary shall treat the Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Collection Account, the Borrower’s Account or the Reserve Account.

(d) The Securities Intermediary hereby confirms and agrees that:

(i) the Securities Intermediary shall not change the name or account number of the Collection Account, the Borrower’s Account or the Reserve Account without the prior written consent of the Agent;

(ii) all securities or other property underlying any financial assets (as hereinafter defined) credited to the Collection Account, the Borrower’s Account or the Reserve Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or indorsed in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset credited to the Collection Account, the Borrower’s Account or the Reserve Account be registered in the name of the Borrower or any other Person, payable to the order of the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Agent, for the benefit of the Secured Parties, or in blank;

(iii) all property transferred or delivered to the Securities Intermediary pursuant to this Agreement will be promptly credited to the Collection Account, the Borrower’s Account or the Reserve Account in accordance with the terms hereof;

(iv) each of the Collection Account, the Borrower’s Account and the Reserve Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat each of the Borrower and the Administrator as entitled to exercise the rights that comprise any financial asset credited to each such account;

(v) the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning the Collection Account, the Borrower’s Account, the Reserve Account and/or any financial assets credited thereto simultaneously to each of the Administrator (on behalf of the Borrower) and the Agent at the address for each set forth on Schedule II to this Agreement; and

(vi) notwithstanding the intent of the parties hereto, to the extent that Collection Account, the Borrower’s Account or the Reserve Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, each of the Collection Account, the Borrower’s Account and the Reserve Account shall be subject to the exclusive control of the Agent, for the benefit of the Secured Parties, and the Securities Intermediary will comply with instructions originated by the Agent directing disposition of the funds in the Collection Account, the Borrower’s Account or the Reserve Account without further consent by the Borrower or any other Person; provided that, notwithstanding the foregoing and with respect to the Borrower’s Account only, until such time as the Securities Intermediary receives a Notice of Exclusive Control (as defined below) the Agent hereby authorizes the Securities Intermediary to honor all withdrawal, payment, transfer or other instructions directing disposition of the funds in the Borrower’s Account received from the Borrower or the Administrator, on its behalf.

(e) The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to the Collection Account, the Borrower’s Account or the Reserve Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

(f) Except as otherwise set forth in Section 2.09(g) and (h), the Securities Intermediary will comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) (“Entitlement Orders”) originated by the Borrower or by the Administrator on behalf of the Borrower.

(g) If at any time the Securities Intermediary shall receive any Entitlement Order from the Agent (i.e., an order directing a transfer or redemption of any financial asset in the Collection Account, the Borrower’s Account or the Reserve Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Agent, the Securities Intermediary shall comply with such Entitlement Order or instruction without further consent by the Borrower or any other Person. Notwithstanding the foregoing, the parties hereto agree that the Securities Intermediary will comply with the following with respect to any Entitlement Order or instruction: (i) prior to its receipt of a Notice of Exclusive Control (as defined below) with respect to the financial assets in the Collection Account, the Borrower’s Account or the Reserve Account, any cash received into the Collection Account, the Borrower’s Account or the Reserve Account may be invested in Permitted Investments at the direction of the Borrower or by the Administrator on behalf of the Borrower; and (ii) from and after its receipt of a Notice of Exclusive Control (as defined below), with respect to the financial assets in the Collection Account, the Borrower’s Account or the Reserve Account and without further consent of the Borrower or any other Person, any cash received into the Collection Account, the Borrower’s Account or the Reserve Account, may be invested in Permitted Investments selected by the Agent, for the benefit of the Secured Parties.

(h) Upon receipt by the Securities Intermediary of a written notice substantially in the form of Exhibit F hereto (a “Notice of Exclusive Control”), the Securities Intermediary will take all Entitlement Orders, instructions or other directions it receives from the Agent, on behalf of the Secured Parties, with respect to the Collection Account, the Borrower’s Account or the Reserve Account, as applicable, without further consent by the Borrower or any other Person, and shall cease complying with Entitlement Orders, instructions or other directions concerning the Collection Account, the Borrower’s Account or the Reserve Account originated by the Borrower or any other Person.

(i) In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any of the Collection Account, the Borrower’s Account or the Reserve Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any of the Collection Account, the Borrower’s Account or the Reserve Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Agent, for the benefit of the Secured Parties (except that the Securities Intermediary may set-off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Collection Account, the Borrower’s Account and the Reserve Account, and (ii) the face amount of any checks that have been credited to the Collection Account, the Borrower’s Account or the Reserve Account but are subsequently returned unpaid because of uncollected or insufficient funds).

(j) Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

(k) Upon the occurrence and during the continuation of a Facility Termination Event or an Event of Default, the Agent (with the prior consent of the Required Lenders) shall have the right at any time to assume exclusive control over the Collection Account, the Borrower’s Account and the Reserve Account by delivering a Notice of Exclusive Control to the Account Bank and direct the Account Bank to remit funds from time to time on deposit in the Collection Account, the Borrower’s Account and the Reserve Account to an account designated by the Agent.

(l) None of the Securities Intermediary, the Calculation Agent or the Verification Agent or any director, officer, employee or agent of the Securities Intermediary, the Calculation Agent or the Verification Agent shall be under any liability to any party hereto for any action taken, or not taken, in good faith pursuant to this Agreement or any other Facility Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to any party hereto which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary, the Calculation Agent, the Verification Agent and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary, the Calculation Agent and the Verification Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Borrower and the Administrator shall indemnify the Securities Intermediary, the Calculation Agent and the Verification Agent for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out it duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary, the Calculation Agent or the Verification Agent has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

SECTION 2.10. Operation of the Reserve Account.

(a) On the Effective Date, the Borrower shall make a deposit to the Reserve Account in an amount equal to the Reserve Account Requirement out of the proceeds of the initial Borrowing. Thereafter, the Reserve Account shall be funded pursuant to the collection allocation provisions of Section 2.08(b)(iv).

(b) On each Settlement Date, if any amounts set forth in Sections 2.08(b)(ii) or 2.08(b)(iii) remain unpaid after allocation of all Collections on such Settlement Date, (A) the funds in the Reserve Account shall be allocated by the Calculation Agent in accordance with Sections 2.08(b)(ii) and 2.08(b)(iii) to the extent of such unpaid amounts and (B) if, after giving effect to all transactions occurring on a Settlement Date, the Reserve Account Balance exceeds the Reserve Account Requirement and no Facility Termination Event, Potential Facility Termination Event, Event of Default or Default shall have occurred and be continuing, such excess shall be paid out of the Reserve Account and remitted to the Borrower.

(c) On the Final Collection Date, the Borrower (or the Administrator on behalf of the Borrower) shall direct the Calculation Agent to, and the Calculation Agent shall, withdraw all funds then on deposit in the Reserve Account and distribute such funds to or at the direction of the Borrower.

SECTION 2.11. Interest Protection.

(a) If due to either: (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation by any Governmental Authority of any law or regulation (other than laws or regulations relating to taxes) after the Original Closing Date or (ii) the compliance by any Affected Party with any directive or request from any central bank or other Governmental Authority (whether or not having the force of law) imposed after the Original Closing Date; (1) there shall be an increase in the cost to such Affected Party of funding or maintaining any Loan which accrues Interest at the Adjusted LIBO Rate or of extending a commitment in respect thereof, or (2) such Affected Party shall be required to make a payment calculated by reference to any Loan which accrues Interest at the Adjusted LIBO Rate funded by it or Interest received by it, then the Borrower shall after receipt of the certificate described in Section 2.11(b), pay such Affected Party, that portion of such increased costs incurred, amounts not received or required payment made or to be made, which such Affected Party reasonably determines is attributable to funding and maintaining, or extending a commitment to fund, any Loan which accrues Interest at the Adjusted LIBO Rate.

(b) Each Affected Party will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the Original Closing Date, which will entitle any Affected Party to compensation pursuant to Section 2.11(a). Following receipt of such notice, Borrower agrees to pay such Affected Party on demand the specified amount payable within 90 days after presentation by such Affected Party of a statement of the amount and describing in reasonable detail such increased costs incurred, amounts not received or receivable or required payment made or to be made (including the calculation thereof) which statement shall be conclusive in the absence of manifest error. Each Affected Party will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Affected Party, be otherwise disadvantageous to it. In determining the amount of such compensation, such Affected Party may use any reasonable averaging and attribution methods.

SECTION 2.12. Increased Capital.

If, after the Original Closing Date, an Affected Party determines that (i) the introduction of or any change in or in the interpretation by any Official Body of any law or regulation, (ii) compliance by any Affected Party with any new or changed directive or request from any central bank or other Official Body (whether or not having the force of law), or (iii) any change in any accounting guideline by an accounting board or authority (whether or not part of a government or instrumentality thereof) which is responsible for the establishment of or interpretation of national or international accounting principles (in each case whether foreign or domestic), affects or would affect the amount of capital required or expected to be maintained by such Affected Party or such Affected Party reasonably determines that the amount of such capital is increased by or based upon the existence of any Lender’s agreement to make or maintain Loans hereunder and other similar agreements or facilities and such event would have the effect of reducing the rate of return on capital of such Affected Party by an amount deemed by such Affected Party to be material, then such Affected Party may notify the Borrower thereof. Following receipt of such notice, Borrower agrees to pay such Affected Party on demand the specified amount payable within thirty

(30) days after presentation by such Affected Party of a statement in the amount and setting forth in reasonable detail such Affected Party’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Affected Party may use any reasonable averaging and attribution methods.

SECTION 2.13. Taxes.

(a) Except to the extent required by applicable law, any and all payments and deposits required to be made hereunder or under any instrument delivered hereunder by the Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (collectively, “Taxes”), except for net income taxes that are imposed by the United States and franchise taxes, gross receipts taxes imposed in lieu of income taxes, and net income taxes that are imposed on such Affected Party by the state or foreign jurisdiction under the laws of which such Affected Party is organized or any political subdivision thereof (collectively, “Excluded Taxes”). If the Borrower shall be required by law to make any such deduction, (i) the Borrower shall, except in the case of any deduction on account of Excluded Taxes, make an additional payment to such Affected Party, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13), such Affected Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower (or the Administrator, on its behalf) shall make such deductions and (iii) the Borrower (or the Administrator, on its behalf) shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, the Borrower agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes or similar levies which arise from any payment made hereunder or under any instrument delivered hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any instrument delivered hereunder.

(c) Each Affected Party which is not organized under the laws of the United States or any State thereof shall, on or prior to the date that such Affected Party becomes a party to or obtains rights under this Agreement, and prior to any payment being made by the Borrower to such Affected Party, deliver to the Borrower (i) two duly completed and executed copies of the IRS Form W-8 BEN or W-8 ECI (or any successor form) as applicable; and (ii) such other forms or certificates as may be required under the laws of any applicable jurisdiction (on or before the date that any such form expires or becomes obsolete), in order to permit the Borrower to make payments to, and deposit funds to or for the account of, such Affected Party hereunder and under the other Facility Documents without any deduction or withholding for or on account of any tax. Each such Affected Party shall submit to the Borrower (with copies to the Agent) two updated, completed, and duly executed versions of: (i) all forms referred to in the previous sentence upon the expiry of, or the occurrence of any event requiring a change in, the most recent form previously delivered by it to the Borrower or the substitution of such form; and (ii) such extensions or renewals thereof as may reasonably be requested by the Borrower.

(d) If the Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required in accordance with the terms of this Agreement, then, the Agent, in its sole discretion and without prior notice to the Borrower, may do any or all of the following: (a) make payment of the same or any part thereof or (b) set up such reserves against the Borrowing Base or the Maximum Facility Amount as the Agent deems necessary to protect the Lenders from the exposure created by such failure. Any such amounts paid by the Agent shall constitute Lender Expenses and any such payments shall not constitute an agreement by any Lender to make similar payments in the future or a waiver of any Event of Default under this Agreement. No Lender need inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

SECTION 2.14. Interest Rate Hedge Agreements.

(a) From the date hereof until the Final Collection Date, the Borrower shall at all times maintain one or more Interest Rate Hedge Agreements with Eligible Hedge Counterparties which are interest rate caps with aggregate notional amounts not less than eighty percent (80.0%) of the Aggregate Loan Amount and such other terms as are acceptable to the Required Lenders. The current Interest Rate Hedge Agreement, dated as of June 30, 2010, is attached as Schedule VII hereto. No later than thirty (30) days following the date hereof, the Borrower will enter into an Interest Rate Hedge Agreement with a “strike price” of 4.00% effective until the second anniversary of the date hereof. Prior to the one year anniversary of the date hereof, the Borrower will enter into an Interest Rate Hedge Agreement with a strike price of 4.00% to remain effective from May 2, 2014 until the Scheduled Termination Date. The Borrower shall instruct all Hedge Providers to remit all payments under the Interest Rate Hedge Agreements to the Collection Account by wire transfer of immediately available funds. The Borrower shall provide copies of all confirmations under each Interest Rate Hedge Agreement to the Agent, the Calculation Agent and the Verification Agent. The Borrower shall not consent to any amendment, modification or waiver of the terms of any Interest Rate Hedge Agreement without the prior written consent of the Agent.

(b) If, at any time, the long-term senior unsecured debt of a Hedge Provider is rated “A-” from S&P or “A3” from Moody’s or the long-term senior unsecured debt rating of a Hedge Provider is suspended or withdrawn by either S&P or Moody’s, the Borrower shall (i) cause such Hedge Provider within 30 days to collateralize its obligations with cash, a letter of credit or pursuant to a collateral agreement acceptable to the Agent or (ii) replace the Interest Rate Hedge Agreement with a replacement Interest Rate Hedge Agreement with a substitute Hedge Provider which is an Eligible Hedge Counterparty on the same terms as the original Interest Rate Hedge Agreement or else with such modifications as approved by the Agent.

(c) If, at any time, the long-term senior unsecured debt of a Hedge Provider is rated “BBB+” or below from S&P or “Baa1” or below from Moody’s, or if the long-term senior unsecured debt rating of a Hedge Provider is suspended or withdrawn by either S&P or Moody’s, the Borrower will, at its own expense, within 30 days of the occurrence of such downgrade, suspension or withdrawal, provide written notice to the Calculation Agent and the Verification Agent of such suspension or withdrawal and replace the Interest Rate Hedge Agreement with a replacement Interest Rate Hedge Agreement with a substitute Hedge Provider which is an Eligible Hedge Counterparty on the same terms as the original Interest Rate Hedge Agreement or else with such modifications as approved by the Agent.

SECTION 2.15. Permitted Sales; Release of Lien. With the prior written consent of the Agent, the Borrower may sell or otherwise transfer Transferred Receivables from time to time (a “Permitted Sale”; provided, that (i) after giving effect to any such Permitted Sale, no Facility Termination Event, Event of Default or Default shall occur or be continuing, (ii) the Transferred Receivables subject to any such Permitted Sales during any calendar year shall have aggregate Receivables Balances of not more than five percent (5.0%) of the aggregate Receivables Balances of all Transferred Receivables as of the beginning of such calendar year and (iii) no such Permitted Sale shall be for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.

SECTION 2.16. Power of Attorney. The Borrower hereby irrevocably makes, constitutes, and appoints the Agent (and any of the Agent’s officers, employees, or agents designated by Agent) as such Person’s true and lawful attorney, with power to (a) if such Person refuses to, or fails timely to execute and deliver any of the documents described in Section 7.03, sign the name of the Borrower on any of the documents described in Section 7.03, (b) at any time that a Facility Termination Event or an Event of Default has occurred and is continuing, sign the Borrower’s name on any invoice or bill of lading relating to the Collateral, drafts against Account debtors, or notices to Account debtors, (c) send requests or make telephone inquiries for verification of the Borrower’s Accounts, (d) endorse the Borrower’s name on any of its payment items (including all of its Collections) that may come into the Agent’s possession, (e) at any time that a Facility Termination Event or an Event of Default has occurred and is continuing, (i) make, settle, and adjust all claims under the Borrower’s policies of insurance and make all determinations and decisions with respect to such policies of insurance, (ii) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (iii) prepare, file, and sign the Borrower’s name to a proof of claim in bankruptcy or similar document against any Account debtor, or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral, (iv) receive, open and dispose of all mail addressed to the Borrower, and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate, (v) use the information recorded on or contained in any data processing equipment, computer hardware and software relating to the Collateral, subject to any limitations set forth in the applicable licenses and (vi) make, settle and adjust disputes and claims respecting the Borrower’s Accounts, chattel paper, or general intangibles directly with Account debtors, for amounts and upon terms that the Agent determines to be reasonable, in the Agent’s Permitted Discretion, and the Agent may cause to be executed and delivered any documents and releases that the Agent determines to be necessary, (vii) execute such assignments, for and in the name of the Borrower, as necessary to cause any Collateral to be assigned to the Agent, and (viii) execute, as a Person authorized to do so under the UCC, or in the name of the Borrower, such statements of continuation, assignment or amendment with respect to any financing statements included in the Facility Documents as the Agent may deem necessary, and do all other acts and things necessary, in the Agent’s determination, to fulfill the Borrower’s obligations under this Agreement. The appointment of the Agent as the Borrower’s attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Agent’s obligations to extend credit hereunder are terminated.

ARTICLE III

CONDITIONS OF THE LOANS

SECTION 3.01. Conditions Precedent to the Initial Loans. The Initial Loans shall be subject to the following conditions precedents:

(a) the Agent, the Calculation Agent, the Verification Agent and the Lenders shall have received each of the documents, instruments, opinions and other agreements listed on Schedule I;

(b) the Agent and the Lenders shall have received all fees due and payable on the Original Closing Date; and

(c) the Agent and each Lender shall have completed satisfactory due diligence with respect to the Parent, the Sellers, the Administrator and the Borrower and each Lender shall have received all necessary credit approvals in order to consummate the Facility.

SECTION 3.02. Conditions Precedent to Each Loan. Each Loan, including the initial Loans made on the Original Closing Date, shall be subject to the following conditions precedent:

(a) each of the Agent, Calculation Agent, the Verification Agent and each Lender shall have received a completed Borrowing Notice as provided in Section 2.03(b), together with (i) a Sale Notice and Bill of Sale pursuant to the Purchase Agreements, (ii) a Borrowing Date Report, (iii) updated copies of Schedules IV through XI to this Agreement, if applicable, setting forth the Servicing Agreement(s) to become Designated Servicing Agreements and the Eligible Securitization Trust(s) relating to the Additional Receivables to be acquired by the Borrower, in each case, on the related Borrowing Date, and (iv) such other information or documentation as the Agent, Calculation Agent, the Verification Agent and each Lender may reasonably request;

(b) as of the applicable Borrowing Date, none of the Sellers or the Borrower will be insolvent or be made insolvent by the transfer of the related Receivables and the borrowing of the Loans;

(c) the representations and warranties contained in this Agreement shall be true and correct in all material respects as of such date as though made as of such date (except to the extent that they expressly relate to an earlier or later time);

(d) no Facility Termination Event, Potential Facility Termination Event, Event of Default or Default shall have occurred and be continuing or would result from such Loan;

(e) before and after giving effect to such Loan, the aggregate notional amount under all Interest Rate Hedge Agreements shall not be less than eighty percent (80.0%) of the Aggregate Loan Amount;

(f) the Agent shall have received confirmation from the Calculation Agent that there are no discrepancies or disputes with respect to the Receivables Balances of the applicable Receivables;

(g) the Agent shall have received confirmation from the Verification Agent that the verification procedures have been performed in accordance with the Verification Agent Letter to the satisfaction of the Verification Agent;

(h) none of the Additional Receivables to be acquired by the Borrower on the applicable Borrowing Date relates to a Securitization Trust as to which a Securitization Trust Termination Event has occurred (unless waived by the Required Lenders);

(i) after giving effect to such Loan, no Borrowing Base Deficit would exist and the Aggregate Loan Amount would not exceed the Maximum Facility Limit; and

(j) the Borrower shall have paid all documented Lender Expenses incurred in connection with the transactions evidenced by this Agreement.

Each delivery of a Borrowing Notice to the Calculation Agent, the Verification Agent, Agent and the Lenders, and the acceptance by the Borrower of the proceeds of the Loans, shall constitute a representation and warranty by the Borrower that, as of the date of such Loans, both before and after giving effect thereto and the application of the proceeds thereof, each of the foregoing conditions precedent has been satisfied.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of Borrower. The Borrower represents and warrants to the Agent and each Lender, on the Effective Date, on each Monthly Reporting Date and on each Borrowing Date as follows:

(a) Organization and Good Standing. The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full partnership power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the other Facility Documents.

(b) Due Qualification. The Borrower is duly qualified to do business and is in good standing in any state required in order to conduct its business, and has obtained all necessary consents, licenses, authorizations, approvals, exemptions of or registrations or filings with any Governmental Authority necessary in connection with the valid execution, delivery and performance by the Borrower of this Agreement and the other Facility Documents.

(c) Due Authorization. The execution and delivery of this Agreement and the other Facility Documents by the Borrower and the consummation of the transactions provided for in this Agreement have been duly authorized by the Borrower by all necessary company action on its part.

(d) No Conflict. The execution and delivery of this Agreement and the other Facility Documents, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Borrower is a party or by which it or any of its properties are bound.

(e) No Violation. The execution and delivery of this Agreement and the other Facility Documents, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate (i) the Borrower’s certificate of formation or limited liability company agreement or other organizational documents or (ii) any Requirements of Law applicable to the Borrower.

(f) No Consents. Other than the filing of financing statements, the execution, delivery, and performance by Borrower of this Agreement and the other Facility Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, other than consents or approvals that have been obtained and that are still in force and effect.

(g) No Proceedings. There are no actions, suits, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any Governmental Authority (i) asserting the invalidity of this Agreement or the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could materially and adversely affect the performance by the Borrower of its obligations under this Agreement, or (iv) seeking any determination or ruling that could materially and adversely affect the validity or enforceability of this Agreement or the other Facility Documents.

(h) Binding Obligation. This Agreement and each other Facility Document to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(i) Use of Proceeds. No proceeds of any Loan will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(j) Accuracy of Information. Each Borrowing Notice, Borrowing Date Report, Monthly Report and other written information, exhibits, financial statements, documents, books, records or reports furnished by the Borrower to the Agent or any Lender to the extent related to the Facility is accurate in all material respects as of the date it is dated or as of the date so furnished, and, when taken as a whole, does not contain any untrue statement of material fact and does not omit and will not omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(k) Location of Chief Executive Office and Records. The Borrower was formed as a limited liability company under the laws of the State of Delaware on June 22, 2009 under file no. 4700353 and the legal name “Green Tree Advance Receivables II LLC”. The chief place of business and chief executive office of the Borrower is located at the address of the Borrower referred to in Section 11.02 hereof. Green Tree Advance Receivables II LLC is the correct legal name of the Borrower indicated on the public records of the State of Delaware which shows the Borrower to be organized.

(l) Investment Company Act. The Borrower is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Taxes. The Borrower has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes prior to such taxes becoming delinquent, other than any taxes or assessments the validity of which are being contested in good faith by appropriate proceedings.

(n) Solvency. The Borrower is not “insolvent” (as such term is defined in the Bankruptcy Code).

(o) Limited Business. Since its formation, the Borrower has conducted no business other than the acquisition and purchase of the Transferred Receivables pursuant to the Purchase Agreements, the granting of a security interest in the Transferred Assets under this Agreement, the execution and delivery of the Facility Documents to which it is a party, and such other activities as are incidental to the foregoing. The Facility Documents are the only agreements to which the Borrower is a party. The Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

(p) Ownership. All of the outstanding membership interests of the Borrower are directly owned of record by Green Tree Servicing LLC. All such membership interests are fully paid and nonassessable.

(q) Acquisition of Receivables. The Purchase Agreements and the Contribution Agreement are the only agreements pursuant to which the Borrower has acquired Receivables and each Purchase Agreement is in full force and effect.

(r) Reasonably Equivalent Value. The Borrower has given reasonably equivalent value to the Sellers in consideration for each transfer to the Borrower of Receivables under the Purchase Agreements, no such transfer has been made for or on account of an antecedent debt owed by the Sellers to the Borrower, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

(s) Fraudulent Transfer. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Facility Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

(t) Employee Benefits. None of Borrower or any of its ERISA Affiliates maintains, contributes to or has any obligation to contribute to any Benefit Plan or Multiemployer Plan, nor has any of them within the immediately preceding six (6) years.

(u) Brokerage Fees. The Borrower has not utilized the services of any broker or finder in connection with the Borrower’s obtaining financing from any Lender under this Agreement and no brokerage commission or finders fee is payable by the Borrower in connection herewith.

(v) Perfection.

(i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Transferred Assets and the other Collateral in favor of the Agent, which is enforceable against creditors of and purchasers from the Borrower, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity). The security interest in favor of the Agent in the Collateral will be prior to all other Liens (other than Permitted Liens);

(ii) The Receivables constitute “payment intangibles” within the meaning of Section 9-102(a)(61) of the applicable UCC;

(iii) Immediately prior to the pledge of the Transferred Assets pursuant to this Agreement, the Borrower owns and has good and marketable title to the Transferred Assets, free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens;

(iv) The Borrower is not aware of any judgment or tax lien filings against the Borrower;

(v) The Borrower has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate UCC financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted by the Borrower to the Agent under this Agreement in the Transferred Assets;

(vi) Other than the security interest granted to the Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Transferred Assets. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Transferred Assets other than any financing statement (i) relating to the security interest granted to the Agent hereunder or (ii) that has been terminated.

(w) Eligibility. Each Transferred Receivable (i) represented by it to be an Eligible Receivable in any report, certificate or other statement or (ii) included in the calculation of the Borrowing Base satisfies at such time the definition of “Eligible Receivable” set forth herein.

(x) Schedules. Each of Schedule IV through Schedule XII hereto is accurate and complete.

(y) Stop Advance Criteria. The Stop Advance Criteria provided to the Agent for its review prior to the Effective Date is accurate and complete.

(z) Accounts. Set forth on Schedule XII (as updated from time to time) is a listing of all Accounts of the Borrower, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Accounts maintained with such Person.

(aa) Patriot Act. To the extent applicable, each of Borrower and Sellers are in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”). No part of the proceeds of the Loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(bb) OFAC. None of the Borrower, any Seller nor any of their respective Subsidiaries is in violation of any of the country or list-based economic and trade sanctions administered and enforced by OFAC, to the extent applicable. Neither the Borrower nor any Seller nor any of their respective Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has assets located in Sanctioned Entities, or (c) derives any of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

SECTION 4.02. Representations and Warranties of the Administrator. The Administrator, hereby represents and warrants to the Agent and each Lender, on the Effective Date, each Monthly Reporting Date and each Borrowing Date as follows:

(a) Organization and Good Standing. It is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate, limited liability company or limited partnership power, as applicable, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the other Facility Documents.

(b) Due Qualification. It is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals other than any licenses and approvals, the failure to obtain which could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(c) Due Authorization. The execution and delivery of this Agreement and the other Facility Documents by it and the consummation of the transactions provided for in this Agreement have been duly authorized by it by all necessary corporate, limited liability company or limited partnership action, as applicable, on its part.

(d) No Conflict. The execution and delivery of this Agreement and the other Facility Documents, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

(e) No Violation. The execution and delivery of this Agreement and the other Facility Documents, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate (i) its certificate of incorporation, formation or limited partnership, by-laws, limited liability company agreement or limited partnership agreement or other organizational documents or (ii) any Requirements of Law applicable to it, other than conflicts or violations that could not reasonably be expected to have a Material Adverse Effect.

(f) No Proceedings. There are no actions, suits, proceedings or investigations pending or, to the best of its knowledge, threatened against it before any Governmental Authority (i) asserting the invalidity of this Agreement or the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by it of its obligations under this Agreement, or (iv) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the validity or enforceability of this Agreement or the other Facility Documents.

(g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement and the other Facility Documents, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained other than any of the foregoing with respect to which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

(h) Binding Obligation. This Agreement and each other Facility Document to which it is a party constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general, and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(i) Accuracy of Information. Each Borrowing Notice, Funding Date Report, Monthly Report and other written information, exhibits, financial statements, documents, books, records or reports prepared or furnished by it to the Agent or any Lender to the extent related to the Facility, is accurate in all material respects as of the date it is dated or as of the date so furnished, and does not contain any untrue statement of material fact and does not omit and will not omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(j) Schedules. Each of Schedule IV through Schedule XII hereto is accurate and complete.

(k) Patriot Act. To the extent applicable, the Administrator is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”). No part of the proceeds of the Loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(l) OFAC. None of the Administrator, any Seller nor any of their respective Subsidiaries is in violation of any of the country or list-based economic and trade sanctions administered and enforced by OFAC, to the extent applicable. Neither the Administrator nor any Seller nor any of their respective Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has assets located in Sanctioned Entities, or (c) derives any of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

ARTICLE V

GENERAL COVENANTS

SECTION 5.01. Affirmative Covenants of the Borrower. From the Effective Date until the Final Collection Date, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

(a) Compliance with Laws, Etc. Comply in all material respects with (i) the Borrower’s certificate of formation or limited liability company agreement or other organizational documents or (ii) any Requirements of Law applicable to the Borrower, its business and properties and all Transferred Receivables and related Servicing Agreements.

(b) Audits. (i) Prior to the occurrence of a Facility Termination Event or an Event of Default, twice per calendar year at the Borrower’s expense and a third in such calendar year at the Agent’s expense, and (ii) following the occurrence of a Facility Termination Event or an Event of Default, at any time and at the Borrower’s expense, in each case, upon reasonable prior notice to the Borrower and during regular business hours, permit each Lender or its respective agents or representatives, (A) to examine and make copies of and abstracts from all Records and (B) to visit the offices and properties of the Borrower for the purpose of examining such Records, and to discuss matters relating to the Transferred Receivables, the Securitization Trust Assets relating to the Transferred Receivables and the Servicing Agreements or the Borrower’s performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

(c) Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower, or any of its respective assets to be paid in full, before delinquency or before the expiration of any extension period. The Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish the Agent with proof satisfactory to the Agent indicating that the Borrower has made such payments or deposits.

(d) Location of Office. Keep its chief place of business and chief executive office at the address of the Borrower referred to in Schedule III to this Agreement, or, in any such case, upon 30 days’ prior written notice to the Agent, at such other locations within the United States where all action required by Section 7.04 shall have been taken and completed.

(e) Preservation of Existence. Observe all procedures required by its certificate of formation or limited liability company agreement and preserve and maintain its company existence, rights, franchises, licenses, permits and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such rights, franchises, privileges, licenses, permits and qualifications could reasonably be expected to have a Material Adverse Effect.

(f) Transferred Assets. With respect to each Transferred Asset acquired by the Borrower from the Sellers, the Borrower will (i) acquire such Transferred Asset pursuant to and in accordance with the terms of the Purchase Agreements and (ii) take all action necessary to perfect and protect the Borrower’s ownership of (and/or security interest in) such Transferred Asset, including, without limitation, (A) filing and maintaining effective financing statements (Form UCC 1) against the Sellers in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (C) taking all additional action that the Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in such Transferred Asset.

(g) Keeping of Records and Books of Account. Maintain and implement (or cause the Administrator to maintain and implement) administrative and operating procedures (including, without limitation, an ability to recreate accounting records relating to the Transferred Receivables in the event of the destruction of the originals thereof) and keep and maintain (or cause the Administrator to keep and maintain) all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of all Collections), and in which timely entries are made in accordance with GAAP.

(h) Separate Existence. Take all reasonable steps (including, without limitation, all steps that the Agent may from time to time reasonably request to maintain the Borrower’s identity as a separate legal entity from each Seller and any Affiliate thereof (each such Person, a “Green Tree Person” and collectively, the “Green Tree Parties”)) and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of the Green Tree Parties. Without limiting the generality of the foregoing, the Borrower shall:

(i) at all times have a Board of Directors consisting of three members, at least one member of which is an “Independent Director” as defined in and as required under the Borrower’s limited liability company agreement, and at least one officer responsible for managing the Borrower’s day-to-day operations;

(ii) maintain its books and records separate from those of any Green Tree Persons and maintain records of all intercompany debits and credits and transfers of funds made by any Green Tree Person on its behalf;

(iii) prohibit the commingling of funds or other assets of the Borrower with those of any other Green Tree Person (except for the period of time that funds are in a payment clearing account or Securitization Trust Collection Account), and not maintain bank accounts or other depository accounts to which any Green Tree Person is an account party, into which any Green Tree Person makes deposits or from which any Green Tree Person has the power to make withdrawals except as otherwise contemplated hereunder with respect to the Administrator’s administration of Collections;

(iv) not enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Green Tree Person which is on terms that are less favorable to the Borrower than those that might be obtained in an arm’s length transaction at the time from Persons who are not Green Tree Parties and which is not evidenced by or pursuant to a written agreement;

(v) pay its own operating expenses and liabilities (including but not limited to the salaries paid to its employees and any fees paid to its directors) from its own separate assets;

(vi) to the extent the Borrower maintains any physical office space, clearly identify its office (by sign or otherwise) as being separate and distinct from the offices of, or any space occupied by, the Green Tree Parties even if such office space is leased or subleased from, or is on or near premises occupied by the Green Tree Parties and allocate fairly any overhead, if relevant, for shared office space or business facilities or equipment;

(vii) act solely in its own name, through its own officials or representatives where relevant, hold itself out to the public under the Borrower’s own name as a legal entity separate and distinct from the Green Tree Parties, and not hold itself out as a “division” or “part” of the Green Tree Parties;

(viii) have stationery and other business forms separate from that of the Green Tree Parties;

(ix) at all times be adequately capitalized in light of its contemplated business;

(x) not guarantee or otherwise hold itself out as having agreed to pay or be liable for the debts of any Green Tree Person;

(xi) hold regular duly noticed meetings, or obtain appropriate consents, of its Board of Directors, and make and retain minutes of such meetings, as are necessary or appropriate to authorize all of the Borrower’s actions required by law to be authorized by its Board of Directors;

(xii) not direct or participate in the management of any Green Tree Person;

(xiii) not make any payment or distribution of assets with respect to any obligation of Green Tree Person or grant a Lien on any of its assets to secure any obligation of any Green Tree Person;

(xiv) not make loans or advances or otherwise extend credit to any Green Tree Person; and

(xv) take all other actions reasonably necessary on its part to operate its business and perform its obligations under the Facility Documents in a manner consistent with the factual assumptions described in the legal opinion of Sidley Austin LLP delivered to the Agent and the Lenders pursuant to Section 3.01 hereof.

(i) Enforcement of Facility Documents. The Borrower will (i) enforce the covenants and agreements of the Sellers under the Purchase Agreements and the other Facility Documents to which it is a party, and (ii) during the continuation of any Facility Termination Event or Event of Default, take any action required or permitted to be taken by it under this Agreement and the other Facility Documents to which it is a party as directed by the Required Lenders, including, without limitation, making claims to which it may be entitled under any indemnity reimbursement or similar provision contained in the Purchases Agreement or any other Facility Document to which it is a party.

(j) Collections; Collection Account. Instruct the Sellers to cause all Collections in the Securitization Trust Collection Accounts to be deposited directly to the Collection Account no later than 2:00 p.m. (New York City time) on the Business Day prior to each applicable Borrowing Date and to otherwise comply with their obligations regarding Collections.

(k) Security Interest. At its expense, take all action necessary or desirable to establish and maintain a perfected security interest in favor of the Agent for the benefit of the Secured Parties in the Collateral, free and clear of any Lien (other than Permitted Liens), including taking such action to perfect, protect or more fully evidence the security interest of the Agent, as the Agent may reasonably request.

(l) Formation of Subsidiaries. Not to form or acquire any Subsidiary without the prior written consent of the Agent.

SECTION 5.02. Reporting Requirements of the Borrower. From the Effective Date until the Final Collection Date, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Agent, the Verification Agent and each Lender:

(a) Annual Reporting. Within 90 days after the close of each fiscal year of Green Tree Servicing LLC, audited financial statements and the related notes with respect to Green Tree Servicing LLC on a consolidated basis and prepared in accordance with GAAP, including balance sheets as of the end of each period, related statements of operations, shareholder’s equity and cash flows, accompanied by an unqualified audit report certified by nationally recognized independent certified public accountants, and each Form 10-K of the Parent;

(b) Quarterly Reporting. Within 45 days after the close of the first three quarterly periods of the fiscal year of Green Tree Servicing LLC, unaudited balance sheets and the related notes with respect to Green Tree Servicing LLC on a consolidated basis and prepared in accordance with GAAP, including balance sheets as at the end of such period, related statements of operation, shareholders’ equity and cash flows, certified by its chief financial officer, and each Form 10-Q of the Parent;

(c) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate signed by a Responsible Officer of the Parent stating, as applicable, that (A) the attached financial statements have been prepared in accordance with GAAP to the extent required pursuant to this Section 5.02 and accurately reflect the financial condition of such Person and its Subsidiaries as applicable and (B) to the best of such Person’s knowledge, no Event of Default, Facility Termination Event, Potential Facility Termination Event or Default exists, or if any Event of Default, Facility Termination Event, Potential Facility Termination Event or Default exists, stating the nature and status thereof;

(d) Facility Termination Event; Event of Default. As soon as reasonably practicable and in any event within two (2) Business Days after a Responsible Officer of the Borrower has knowledge of the occurrence of a Facility Termination Event, Potential Facility Termination Event, Event of Default or Default, the statement of a Responsible Officer of the Borrower setting forth details of such Facility Termination Event, Potential Facility Termination Event, Event of Default or Default and the action proposed to be taken with respect thereto;

(e) Litigation and Other Matters. Promptly and in no event more than five (5) Business Days after a Responsible Officer of the Borrower has knowledge thereof, written notice of (i) any and all pending or threatened litigation involving the Borrower and (ii) any other matters or events concerning the Borrower which could reasonably be expected to have a Material Adverse Effect;

(f) Liens. Promptly and in no event more than two (2) Business Days after a Responsible Officer of the Borrower has knowledge thereof, written notice of any Lien on any Transferred Receivable or Transferred Asset, other than Permitted Liens;

(g) Other Information. As soon as reasonably practicable, from time to time, such other information, documents, records or reports respecting the Transferred Assets or the conditions or operations, financial or otherwise, of the Borrower as the Agent or any Lender may from time to time reasonably request in order to protect the interests of the Agent or any Lender under or as contemplated by this Agreement and the other Facility Documents.

SECTION 5.03. Negative Covenants of the Borrower. From the Effective Date until the Final Collection Date, the Borrower will not, without the prior written consent of the Required Lenders:

(a) Sales, Liens, Etc. Against Transferred Assets. Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Transferred Assets other than Permitted Liens.

(b) Extension or Amendment of Transferred Receivables. Compromise, extend or adjust payments on any Transferred Receivables other than in compliance with the Servicing Procedures.

(c) Change in Business. Make any material change in the character of its business.

(d) Merger, Consolidation, Etc. Sell any equity interest to any Person or consolidate with or merge into or with any Person, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person; liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or sell, transfer, lease, assign, pledge or otherwise encumber or dispose of all or any material portion of its assets to any Person, except as contemplated by this Agreement.

(e) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or other obligations except for (i) Indebtedness to the Agent, the Lenders, the Calculation Agent, the Verification

Agent or any Affected Party expressly contemplated by the Facility Documents, (ii) Indebtedness to the Sellers pursuant to the Purchase Agreements, or (iii) endorsements of negotiable instruments for collection in the ordinary course of business.

(f) Facility Documents. Terminate, amend or otherwise modify any Facility Document to which it is a party or grant any waiver or consent thereunder except in accordance with the terms thereof.

(g) Organizational Documents. Change, amend, alter or otherwise modify in any material respect its certificate of formation or limited liability company agreement.

(h) Distributions. Make any loans or advances to or other investments in any other Person, or declare or pay any dividends or distributions on its membership interests or make any other distribution to any of its Affiliates, except that the Borrower may declare and pay dividends or distributions to its members, if both before and after declaration or payment, no Facility Termination Event or Event of Default has occurred and is continuing or would result therefrom.

(i) Change in Name; Jurisdiction of Organization. (i) Make any change to its name or organizational identification number indicated on the public record of its jurisdiction of organization which shows it to have been organized, or (ii) change its form of organization or its jurisdiction of organization.

(j) Guarantees. Guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Agent, the Lenders or any Affected Party as provided for under this Agreement or the other Facility Documents.

(k) Limitation on Transactions with Affiliates. Enter into, or be a party to any transaction with any Affiliate of the Seller, except for:

(i) the transactions contemplated by the Purchase Agreements and the other Facility Documents;

(ii) the transactions permitted by the Borrower’s certificate of formation, limited liability company agreement and other organizational documents;

(iii) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of directors’ fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate; or

(iv) to the extent not otherwise prohibited under this Agreement, the Borrower’s certificate of formation, limited liability company agreement and other organizational documents, transactions between the Borrower and Green Tree Servicing LLC, which transactions consist of ordinary course of business transactions between a parent company and its Subsidiary.

(l) Limitation on Investments. Make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for Permitted Investments, the purchase of Transferred Receivables pursuant to the terms of the Purchase Agreements and the acquisition of Receivables pursuant to the Contribution Agreement.

(m) Accounts. The Borrower shall not open or maintain any account other than those listed on Schedule XII unless otherwise permitted by the Agent.

SECTION 5.04. Affirmative Covenants of the Administrator. From the Effective Date until the Final Collection Date, the Administrator will, unless the Required Lenders shall otherwise consent in writing:

(a) Conduct of Business; Ownership. Carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic limited liability company in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

(b) Compliance with Laws, Etc. Comply in all material respects with all Requirements of Law with respect to it, its business and properties, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

(c) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Transferred Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Transferred Receivable).

(d) Collections. Cause all Collections to be deposited into the Collection Account not later than the second Business Day after receipt thereof.

(e) Protection of Secured Parties’ Rights. Take no action which, nor omit to take any action the omission of which, would substantially impair the rights of the Secured Parties in any Transferred Receivable.

(f) Electronic Reporting System. Upon the request of the Agent, utilize the Agent’s electronic collateral reporting system.

(g) Audits. (i) Prior to the occurrence of a Facility Termination Event or an Event of Default, twice per calendar year at the Borrower’s expense and a third in such calendar year at the Agent’s expense, and (ii) following the occurrence of a Facility Termination Event or an Event of Default, at any time and at the Administrator’s expense, in each case, upon reasonable prior notice to the Administrator and during regular business hours, permit each Lender or its respective agents or representatives, (A) to examine and make copies of and abstracts from all Records and (B) to visit the offices and properties of the Administrator for the purpose of examining such Records, and to discuss matters relating to the Transferred Receivables, the Securitization Trust Assets relating to the Transferred Receivables and the Servicing Agreements or the Administrator’s performance hereunder with any of the officers or employees of the Administrator having knowledge of such matters.

(h) Reporting. The Administrator shall gather such information from the Sellers as is necessary to comply with Section 5.05.

SECTION 5.05. Reporting Requirements of the Administrator. From the Effective Date until the Final Collection Date, the Administrator shall, unless the Required Lenders shall otherwise consent in writing, furnish to the Calculation Agent, Verification Agent, Agent and each Lender:

(a) Monthly Reports and Schedule of Receivables. Not later than 2:00 p.m. (New York City time) on each Monthly Reporting Date, a Monthly Report and a Schedule of Receivables, each in respect of the immediately preceding Monthly Period;

(b) Borrowing Date Reports. Not later than 2:00 p.m. (New York City time) on the second Business Day prior to each Borrowing Date, a Borrowing Date Report;

(c) Remittance Reports. Promptly and in any event within five (5) Business Days after the request of any Lender, copies of any monthly remittance report delivered to certificateholders pursuant to any Servicing Agreement relating to the Transferred Receivables;

(d) Facility Termination Event; Event of Default. As soon as reasonably practicable and in any event within two (2) Business Days after a Responsible Officer of the Administrator has knowledge of the occurrence of a Facility Termination Event, Potential Facility Termination Event, Event of Default or Default, the statement of a Responsible Officer of the Administrator setting forth details of such Facility Termination Event, Potential Facility Termination Event, Event of Default or Default and the action proposed to be taken with respect thereto;

(e) Servicer Termination Events; Servicer Termination Notices. Promptly and in no event more than five (5) Business Days after a Responsible Officer of the Administrator has knowledge thereof, (i) written notice of any Servicer Termination Event setting forth the details of such Servicer Termination Event and identifying the Servicing Agreement to which it relates and (ii) a copy of any Servicer Termination Notice received by it;

(f) Resignation by Seller. Promptly and in no event more than five (5) Business Days after a Responsible Officer of the Administrator has knowledge thereof, (i) written notice of any resignation by a Seller as servicer under a Designated Servicing Agreement and identifying the Designated Servicing Agreement to which it relates and (ii) a copy of any notice of such resignation;

(g) Litigation and Other Matters. Promptly and in no event more than five (5) Business Days after a Responsible Officer of the Administrator has knowledge thereof, written notice of any and all pending or threatened litigation involving the Administrator which could reasonably be expected to have a Material Adverse Effect;

(h) ERISA. Promptly after the filing, giving or receiving thereof, copies of all reports and notices to or from the Pension Benefit Guaranty Corporation (“PBGC”) with respect to any reportable event described in Title IV of ERISA unless waived under PBGC regulations pertaining to any Benefit Plan, copies of any notice by any Person of its intent to terminate any Benefit Plan, and copies of any notice to the Administrator or any ERISA Affiliate of the Administrator by any Person of a claim for liability resulting from partial or complete withdrawal from any Multiemployer Plan, and promptly upon the occurrence thereof, written notice of any failure to meet the minimum funding standard in Section 302(a) of ERISA or Section 412(a) of the IRC with respect to any Benefit Plan other than a Multiemployer Plan;

(i) Other Information. Deliver to the Agent or any Lender, any such other information (including non-financial information) as the Agent or such Lender may from time to time reasonably request with respect to the Administrator or its Affiliates (including any financial information concerning the Borrower and the Sellers).

SECTION 5.06. Negative Covenants of the Administrator. From the Effective Date until the Final Collection Date, the Administrator will not, without the written consent of the Required Lenders:

(a) Extension or Amendment of Transferred Receivables. Compromise, extend or adjust payments on any Transferred Receivables other than in compliance with the Servicing Procedures.

(b) Impairment of the Interests of the Secured Parties. Take any action or fail to take any action which results in the loss of the valid and perfected first priority security interest of the Agent, for the benefit of the Secured Parties in any Collateral.

(c) Change in Business. Make any material change in the character of its business which could reasonably be expected to have a material adverse effect on the collectibility of the Transferred Receivables or the interests of the Secured Parties.

(d) Deposits to Collection Account. Remit amounts constituting Collections to any account other than (i) a Securitization Trust Collection Account in accordance with the terms of the related Servicing Agreement or (ii) the Collection Account, or deposit or otherwise credit or cause or permit to be so deposited or credited to the Collection Account, any cash or cash proceeds other than Collections.

ARTICLE VI

ADMINISTRATOR

SECTION 6.01. Appointment and Resignation of the Administrator.

(a) Appointment of Administrator. The Borrower hereby appoints Green Tree Servicing LLC as Administrator hereunder, and Green Tree Servicing LLC hereby accepts such appointment, subject in each case to the terms hereof. The Borrower hereby appoints the Administrator as its agent to enforce its respective rights and interests in and under the Transferred Receivables and to perform the other administrative duties set forth in this Agreement for and on behalf of the Borrower.

(b) The Administrator Not to Resign. The Administrator shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Administrator could take to make the performance of its duties hereunder permissible under applicable law. Any determination permitting the resignation of the Administrator shall be evidenced by an opinion of counsel to such effect delivered to the Agent and the Lenders.

SECTION 6.02. Duties of the Administrator.

(a) The Administrator shall perform all of its obligations set forth in this Agreement and shall take or cause to be taken all such actions as may be necessary or advisable to collect each Transferred Receivable from time to time, all in accordance with the related Servicing Agreements and this Agreement, all applicable laws, rules and regulations, with reasonable care and diligence.

(b) The Administrator shall as soon as practicable following receipt turn over to the applicable owner thereof, the collections of any Receivable which is not a Transferred Receivable. The Administrator’s authorization under this Agreement shall terminate after the Final Collection Date.

SECTION 6.03. Administration Fee. In consideration for performing its obligations hereunder, the Borrower shall pay to the Administrator the Administration Fee, monthly in arrears on each Settlement Date, pursuant to Section 2.08(b) of this Agreement.

ARTICLE VII

SECURITY INTEREST

SECTION 7.01. Grant of Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby assigns and pledges to the Agent and grants to the Agent, for the benefit of the Secured Parties, a security interest in all of the Borrower’s right, title and interest in and to all assets of the Borrower, including, without limitation, the following described personal property and interests in personal property of the Borrower, whether constituting accounts, chattel paper, general intangibles, payment intangibles, financial assets, investment property, documents, instruments, contract rights, equipment, fixtures, letter of credit rights, security interests, intellectual property, supporting obligations, security entitlements, certificated securities and uncertificated securities or any other type of tangible or intangible personal property, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the “Collateral”):

(a) all Transferred Assets;

(b) all of its accounts including the Collection Account, the Borrower’s Account and the Reserve Account and all funds and other property from time to time in the Collection Account, the Borrower’s Account and the Reserve Account and all amounts deposited from time to time in the Collection Account, the Borrower’s Account and the Reserve Account, as applicable, including, without limitation, all interest or other earnings on the investment of funds in the Collection Account, the Borrower’s Account and the Reserve Account (including accrued discount realized on liquidation of any Permitted Investment purchased at a discount);

(c) all right, title and interest of the Borrower (but not any of the obligations, liabilities or indemnifications of the Borrower) in, to and under the Contribution Agreement and the Purchase Agreements and each of the other Facility Documents, including, without limitation, all rights of the Borrower to receive all present and future Hedge Receipts under each Interest Rate Hedge Agreement;

(d) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (c) above;

(e) all other personal property of the Borrower; and

(f) all proceeds of the foregoing property described in clauses (a) through (e) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing “Collateral” and including all payments under insurance (whether or not the Agent or any of the Lenders is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral.

The parties hereto acknowledge and agree that the Obligations incurred by the Borrower under the Original Loan Agreement shall continue to be secured by the Collateral as described herein.

SECTION 7.02. Continuing Liability of the Borrower.

(a) The security interests described above are granted as security only and shall not subject the Agent or any Lender or any of their respective assigns to, or transfer or in any way affect or modify, any obligation, liability or indemnity of the Borrower with respect to, any of the Collateral or any transaction relating thereto. None of the Agent or any Lender, or any of their respective assigns shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which any such Person may be entitled at any time.

(b) The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and expenses of any attorneys employed by the Agent to collect such deficiency. The Borrower recognizes that the Agent may be unable to effect a public sale of any or all of its interest in connection with its right to receive reimbursement for Advances, and may be compelled to resort to one or more private sales thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.

SECTION 7.03. UCC Matters; Further Assurances.

(a) The Administrator, on behalf of the Borrower, shall, at all times on and after the Original Closing Date, and at its expense, cause UCC financing statements and continuation statements to be filed in all applicable jurisdictions as required to continue the perfection of the security interests created by this Agreement. The Administrator shall, from time to time, at its expense and in such manner and form as the Agent or its agents or representatives may reasonably require, execute, deliver, file and record any other statement, continuation statement, specific assignment or other instrument or document and take any other action that may be necessary or reasonably desirable, or that the Agent or any Lender, or their respective successors or permitted assigns or their respective agents or representatives, may reasonably request, to create, evidence, preserve, perfect or validate the security interests created hereunder or to enable the Agent or any Lender to exercise and enforce its rights hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Administrator shall: (i) upon the request of the Agent file such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request, and (ii) on or prior to the date hereof, mark its master data processing records evidencing the Transferred Assets with a legend, acceptable to the Agent, evidencing that the Agent has acquired a security interest therein as provided in this Agreement. The Borrower hereby authorizes the Agent to file one or more UCC financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(b) If the Administrator fails to perform any of its agreements or obligations under this Section 7.03, the Agent, may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent’s demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VII, the Borrower and the Lenders hereby authorize the Agent, subject to the provisions of the Servicing Agreements, to take any and all steps in the Borrower’s name and on behalf of the Borrower, the Lenders necessary or desirable, in the reasonable determination of the Agent, to collect all amounts due under any and all Transferred Assets, including, without limitation, endorsing the Borrower’s name on checks and other instruments representing Collections and enforcing such Transferred Assets.

(c) The Borrower hereby acknowledges that all of its right, title and interest in, to and under the Purchase Agreements constitute part of the Collateral and that the Agent shall have the sole right (as between the Agent and the Borrower) to enforce the Borrower’s rights and remedies under the Purchase Agreements, to receive all amounts payable by the Sellers thereunder or in connection therewith, to consent to all amendments, modifications or waivers thereof, and to direct, instruct or request any action thereunder, but in each case without any obligation on the part of the Agent to perform any of the obligations of the Borrower thereunder. During the continuation of a Facility Termination Event or an Event of Default, the Agent shall have the exclusive right to direct enforcement by the Borrower of its rights and remedies under the Purchase Agreements.

SECTION 7.04. Change of Name; Jurisdiction of Organization. The Borrower will not change its name, identity, jurisdiction of organization or limited liability structure unless the Borrower shall have given the Agent at least 30 days’ (or such shorter period to which the Agent may consent in writing) prior written notice thereof and shall have taken all action necessary or reasonably requested by the Agent to amend its existing UCC financing statements and continuation statements so that they are not misleading and to file additional UCC financing statements in all applicable jurisdictions to perfect the security interests of the Agent for the benefit of the Secured Parties in all of the Collateral.

ARTICLE VIII

FACILITY TERMINATION EVENTS; EVENTS OF DEFAULT; REMEDIES

SECTION 8.01. Facility Termination Events. If any of the following events occurs (each, a “Facility Termination Event”):

(a) other than as set forth in Section 8.02(a), the Borrower, any Seller or the Administrator shall fail to perform or observe any material term, covenant or agreement hereunder or under any other Facility Document, and such failure shall continue for ten (10) Business Days following the earlier of actual knowledge of such failure by a Responsible Officer of such Person or receipt by such Person of written notice of such failure by the Agent or any Lender;

(b) as of any Monthly Reporting Date, the Rolling Three Month Reimbursement Percentage is less than 15.0%;

(c) as of any Monthly Reporting Date, the Weighted Average Liquidation Period exceeds fifteen (15) months;

(d) as of any Monthly Reporting Date, the Weighted Average Months Outstanding exceeds twenty four (24) months;

(e) a Change of Control shall occur;

(f) any Seller or the Administrator shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Indebtedness with a principal amount in excess of $5,000,000, when and as the same shall become due and payable (subject to any applicable grace period) or any event or condition occurs and, while continuing, results in any Indebtedness of any Seller or the Administrator in with a principal amount in excess of $5,000,000 becoming due prior to its scheduled maturity or that enables or permits (subject to any applicable grace period) the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(g) the Annual Net Cash Provided by Operating Activities of the Parent shall be less than $50,000,000;

(h) as of the last day of any fiscal quarter of the Administrator, the Tangible Net Worth of the Administrator shall be less than $25,000,000;

(i) Fannie Mae or Freddie Mac shall terminate any Seller as an approved servicer;

(j) the occurrence of any Servicer Termination Event that would result in a Material Adverse Effect on a Seller;

(k) any Seller shall fail to comply with (i) the Stop Advance Criteria, (ii) Nonrecoverable Advance Policy or (iii) other policy that if not complied with by such Seller would have a Material Adverse Effect;

(l) the Verification Agent is terminated by the Borrower or any of their Affiliates or subsidiaries and such termination becomes effective prior to the selection and approval by the Agent of a successor verification agent (such approval not to be unreasonably withheld or delayed) and the assumption of the Verification Agent’s duties by such successor verification agent;

(m) any failure of a Seller to comply with any applicable Requirement of Law regarding licensing, consumer lending or debt collection practices that would have a Material Adverse Effect;

(n) the aggregate notional amount under all Interest Rate Hedge Agreements shall be less than seventy percent (70.0%) of the Aggregate Loan Amount; or

(o) the aggregate notional amount under all Interest Rate Hedge Agreements shall be less than eighty percent (80.0%) but greater than seventy percent (70%) of the Aggregate Loan Amount and the same shall continue unremedied for thirty (30) days after the earlier of actual knowledge thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof by the Agent or any Lender.

then, upon the occurrence of any such event, the Agent (at the direction of the Required Lenders) may, by written notice to the Borrower and the Administrator, declare the Termination Date to have occurred.

SECTION 8.02. Events of Default. If any of the following events occurs (each an “Event of Default”):

(a) the Borrower shall fail to make any payment or deposit to be made by it hereunder when due; provided, that, in the event that such failure by the Borrower is a result of any action or inaction of the Agent, Calculation Agent, Verification Agent or any Lender, then, up to three (3) times per calendar year, the Borrower shall have two (2) additional Business Days following the due date for any such payment or deposit and none of such extensions shall constitute an Event of Default;

(b) (i) the Borrower shall cease or otherwise fail to have good and valid title to the Collateral, or (ii) the Agent shall for any reason, except to the extent permitted by the terms hereof, cease to have a valid and perfected first priority security interest in Collateral; provided, that no Event of Default shall occur under this Section 8.02(b) if the affected Receivables are repurchased by the applicable Seller in accordance with Section 10.02 hereof and the applicable Purchase Agreement;

(c) any of the Borrower, the Sellers or the Administrator shall become subject to a Bankruptcy Event or shall take any corporate, limited liability company or limited partnership action in furtherance of any of the foregoing;

(d) the Borrower shall become subject to registration as an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(e) as of the close of business on any Settlement Date (determined after giving effect to all deposits, distributions and Loans pursuant to this Agreement), a Borrowing Base Deficit shall exist and such Borrowing Base Deficit shall remain unremedied for six (6) consecutive Business Days;

(f) any Seller or the Administrator shall willfully or intentionally fail to remit or deposit Collections in accordance with the terms of this Agreement or any other Facility Document;

(g) (i) any material provision of any Facility Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Seller, the Borrower or the Administrator, (ii) the validity or enforceability of any Facility Document shall be contested by any Seller, the Borrower or the Administrator, (iii) a proceeding shall be commenced by any Seller, the Borrower or the Administrator or any Governmental Authority having jurisdiction over any Seller, the Borrower or the Administrator seeking to establish the invalidity or unenforceability of any Facility Document or (iv) any Seller, the Borrower or the Administrator shall deny in writing that it has any liability or obligation purported to be created under any Facility Document;

(h) any Seller or the Borrower has taken any action to impair the Lien or rights of the Agent or the Lenders or to cause the transfers of the Receivables from the Sellers to the Depositors to be characterized as financings rather than as true sales for purposes of bankruptcy or similar laws;

(i) any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person, in each case, which is not satisfied, stayed, vacated, dismissed, or discharged by the earlier of (i) ten (10) days of being issued and (ii) the date upon which such creditor may exercise its rights against any such assets;

(j) the Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

(k) a notice of Lien, levy, or assessment is filed of record with respect to any of Borrower’s assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, which is not satisfied within ten days;

(l) a judgment or other claim becomes a Lien or encumbrance upon any material portion of Borrower’s assets or any Collateral;

(m) any representation or warranty made or deemed to be made by the Borrower, any Seller or the Administrator (or any of their respective Responsible Officers) under or in connection with this Agreement shall prove to have been false or incorrect in any material respect when made or deemed made and the same remains unremedied for a period of five (5) days after the earlier of actual knowledge thereof by a Responsible Officer of such Person or receipt by such Person of written notice thereof by the

Agent or any Lender; provided, that no Event of Default shall occur if the Receivables relating to such representation or warranty are repurchased by the applicable Seller in accordance with Section 10.02 hereof and the applicable Purchase Agreement;

(n) this Agreement or any other Facility Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby, except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement;

then, and in any such event the Agent (at the direction of the Required Lenders) may, by written notice to the Borrower and the Administrator, declare the Termination Date to have occurred, except that, in the case of any event described in subsection (c) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.

Notwithstanding anything to the contrary contained herein, upon the occurrence, and during the continuation, of an Event of Default, the Agent (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by Borrower:

(1) cease extending credit to or for the benefit of the Borrower under this Agreement or under any of the Facility Documents;

(2) terminate this Agreement and any of the other Facility Documents as to any future liability or obligation of the Agent any each Lender, but without affecting any of the Agent’s or Lender’s Liens in the Collateral and without affecting the Obligations;

(3) enforce any and all rights of the Borrower under any Facility Document;

(4) without notice to or demand upon Borrower, make such payments and do such acts as the Agent considers necessary or reasonable to protect its security interests in the Collateral. With respect to any of the Borrower’s owned or leased premises, the Borrower hereby grants the Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Agent’s rights or remedies provided herein, at law, in equity, or otherwise;

(5) without notice to the Borrower (such notice being expressly waived), and without constituting an acceptance of any collateral in full or partial satisfaction of an obligation (within the meaning of the UCC), set off and apply to the Obligations any and all (i) balances and deposits of the Borrower held by the Agent (including any amounts received in the Accounts of the Borrower’s), or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by the Agent;

(6) hold, as cash collateral, any and all balances and deposits of the Borrower held by the Agent, and any amounts received in the Accounts of the Borrower’s, to secure the full and final repayment of all of the Obligations;

The Agent and each Lender shall have all other rights and remedies available at law or in equity or pursuant to any other Facility Document

SECTION 8.03. Remedies Cumulative. The rights and remedies of the Agent and each Lender under this Agreement, the other Facility Documents and all other agreements shall be cumulative. The Agent and each Lender shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by the Agent or any Lender of one right or remedy shall be deemed an election, and no waiver by the Agent or any Lender of any Event of Default shall be deemed a continuing waiver. No delay by the Agent or any Lender shall constitute a waiver, election, or acquiescence by it.

ARTICLE IX

THE AGENT, THE CALCULATION AGENT AND THE VERIFICATION AGENT

SECTION 9.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including, without limitation, the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of such Lender. When requested to do so by the Required Lenders, the Agent shall take such action or refrain from taking such action as the Required Lenders direct under or in connection with or on any matter relating to the Borrower, the Administrator, this Agreement, and any other agreement or document executed in connection herewith or therewith. It is understood that, as a general matter, the Agent shall not initiate action hereunder on behalf of the Lenders unless (i) the Agent is directed so to do by the Required Lenders or (ii) such action is in the nature of a routine, procedural or otherwise ministerial matter. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall have no duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lenders, and no implied covenants, function, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or otherwise exist against the Agent.

SECTION 9.02. Agent’s Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement or any other agreement executed pursuant hereto, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent: (i) may consult with legal counsel (including counsel for the Borrower and the Administrator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Lenders and shall not be responsible to the Lenders for any statements, warranties or representations made in or in connection with this Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to the Lenders for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or electronic mail) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 9.03. Agent and Affiliates. With respect to any interests which may be assigned by any Lender to the Agent pursuant to Section 11.04, the Agent shall have the same rights and powers under this Agreement as would such Lender if it were holding such interests and may exercise the same as though it were not the Agent. The Agent and each of its Affiliates may generally engage in any kind of business with the Borrower, the Sellers, the Administrator, any of their respective Affiliates and any

Person who may do business with or own securities of the Borrower, the Sellers, the Administrator or any of their respective Affiliates, all as if such Persons were not the Agent and without any duty to account therefor to the Lenders.

SECTION 9.04. Lending Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any Affiliate of the Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Loans hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any Affiliate of the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

SECTION 9.05. Resignation of Agent. The Agent may resign as Agent hereunder at any time by giving not less than thirty (30) Business Days’ prior written notice to the Borrower, the Administrator and the Lenders, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Agent as provided below and (ii) the 30th day following delivery of such notice. Upon the resignation of the Agent, the Required Lenders shall, after consultation with the Borrower, appoint a financial institution of its choosing as Agent hereunder. Following the appointment of a successor Agent and such successor Agent’s acceptance thereof, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent as an Agent hereunder, and the resigning Agent shall be discharged from its duties and obligations as an Agent hereunder. After an Agent’s resignation, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

SECTION 9.06. Appointment and Duties of the Calculation Agent.

(a) The Agent and each Lender hereby appoint and authorize the Calculation Agent to take such action as calculation agent on its behalf and to exercise such powers under this Agreement as are delegated to the Calculation Agent by the terms hereof. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Calculation Agent shall have no duties or responsibilities, except those expressly set forth herein, and no implied covenants, function, responsibilities, duties, obligations or liabilities on the part of the Calculation Agent shall be read into this Agreement or otherwise exist against the Calculation Agent.

(b) On each Settlement Date, based upon information provided to the Calculation Agent by the Administrator pursuant to this Agreement or any other the Facility Documents or the Sellers, as well as each applicable Remittance Report and all available reports issued by the Securitization Trustee for the applicable Securitization Trust, the Calculation Agent shall prepare, or cause to be prepared, and deliver by first class mail or electronic means to each party hereto, a report setting forth information including, but not limited to, the following (the “Calculation Agent Report”):

(A) the Advance Ratio for each Securitization Trust;

(B) the Borrowing Base amount as of the date of such Calculation Agent Report

(C) the Weighted Average Months Outstanding for each Securitization Trust as of the date of such Calculation Agent Report;

(D) the Weighted Average Liquidation Period for each Securitization Trust as of the date of such Calculation Agent Report;

(E) whether all Receivables satisfy the eligibility requirements set forth in subsections (b), (k), (m) and (n) of the definition of Eligible Receivables;

(F) whether all Securitization Trust satisfy the eligibility requirements set forth in subsections (b), (c), (d) and (e) of the definition of Eligible Securitization Trust;

(G) whether an Protective Advance Trigger Event has occurred; and

(H) the Rolling Three Month Reimbursement Percentage as of the date of such Calculation Agent Report.

SECTION 9.07. Appointment and Duties of the Verification Agent. The Agent and each Lender hereby appoint and authorize the Verification Agent to take such action as verification agent on its behalf and to exercise such powers as are delegated to the Verification Agent under the Verification Agent Letter. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Verification Agent shall have no duties or responsibilities, except those expressly set forth in the Verification Agent Letter, and no implied covenants, function, responsibilities, duties, obligations or liabilities on the part of the Verification Agent shall be read into this Agreement or otherwise exist against the Verification Agent.

SECTION 9.08. Indemnification of the Agent. Each Lender agrees to indemnify the Agent (to the extent not reimbursed by Borrower) ratably in accordance with its Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent (in its capacity as such) in any way relating to or arising out of this Agreement or any other Facility Document or such action taken or omitted by the Agent hereunder or thereunder; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent ratably in accordance with its respective Pro Rata Share, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Facility Document, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Lenders hereunder and/or thereunder and to the extent that the Agent is not reimbursed for such expenses by the Borrower pursuant to Section 2.08(b)(ix).

ARTICLE X

INDEMNIFICATION; REPURCHASES

SECTION 10.01. Indemnities by the Borrower and the Administrator.

(a) Indemnities by the Borrower. The Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by a Lender on which the Borrower may in any way be liable.

(b) The Borrower hereby agrees that (x) no Lender shall in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (y) all risk of loss, damage, or destruction of the Collateral shall be borne by the Borrower except, in each case, to the extent resulting from the bad faith, willful misconduct or gross negligence of the Agent or any Lender.

(c) Without limiting any other rights which any Affected Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each Affected Person, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by such Affected Person arising out of or as a result of the following items, excluding, however, (A) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Affected Person or (B) recourse for uncollectible Transferred Receivables or (C) any breach or occurrence for which a repurchase of Receivables as described in Section 10.02 is required:

(i) reliance on any representation or warranty made or deemed made by the Borrower (or any of its officers) under or in connection with this Agreement, any Borrowing Notice, any Monthly Report or any other written information or report furnished by the Borrower prior to the execution of this Agreement, and thereafter (A) in connection with this Agreement or (B) during any due diligence conducted by the Agent or any Lender pursuant to Section 5.01(b), in each case to the extent related to the Transaction, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

(ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement or with any Requirement of Law with respect to any Transferred Receivable, the related Servicing Agreement, or the nonconformity of any Transferred Receivable, the related Servicing Agreement with any such Requirement of Law;

(iii) the failure as a result of any action by the Borrower to vest and maintain vested in the Agent or to transfer to the Agent, on behalf of the Secured Parties, a valid and perfected first priority security interest in the Collateral, free and clear of any Liens (other than Permitted Liens);

(iv) the failure to file, or any delay in filing (other than solely as a result of the action or inaction of any Affected Person), financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws, in each case, which financing statements, instruments or documents are required hereunder to be filed by the Borrower against the Borrower with respect to any Receivables which are, or are purported to be, Transferred Receivables, whether as of the Borrowing Date on which such Receivable is listed on the related Borrowing Notice or at any subsequent time;

(v) the failure to pay when due any taxes (other than taxes based on income), that the Borrower is obligated to pay pursuant to the terms of this Agreement, any Servicing Agreement or applicable law (after application of any amounts reserved for such purpose on the books of the Borrower); or

(vi) the commingling of any Collections of Transferred Receivables with any other funds except to the extent expressly permitted hereunder.

Any amounts subject to the indemnification provisions of this Section 10.01(a) shall be paid following the Agent’s demand therefor or the Affected Person’s demand therefor and certification of an explanation of amounts claimed hereunder pursuant to Section 2.08(b)(ix).

(d) Indemnities by the Administrator. Without limiting any other rights which any Affected Person may have hereunder or under applicable law, the Administrator hereby agrees to indemnify each Affected Person, from and against any and all Indemnified Amounts awarded against or incurred by such Affected Person arising out of or as a result of the following items, excluding, however, (A) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Affected Person or (B) recourse for uncollectible Transferred Receivables or (C) any breach or occurrence for which a repurchase of Receivables as described in Section 10.02 is required:

(i) reliance on any representation or warranty made or deemed made by the Administrator (or any of their respective officers) under or in connection with this Agreement, any Monthly Report or any other written information or report furnished by the Administrator prior to the execution of this Agreement, and thereafter (A) in connection with this Agreement or (B) during any due diligence conducted by the Agent or any Lender pursuant to Section 5.01(b), in each case to the extent related to the Transaction, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

(ii) the failure by the Administrator to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement or with any Requirement of Law with respect to any Transferred Receivable, the related Servicing Agreement, or the nonconformity of any Transferred Receivable, the related Servicing Agreement with any such Requirement of Law;

(iii) any failure of the Administrator to perform its duties or obligations in accordance with the provisions of Article VI; or

(iv) the commingling of any Collections of Transferred Receivables with any other funds except to the extent expressly permitted hereunder.

Any amounts subject to the indemnification provisions of this Section 10.01(b) shall be paid by the Administrator to the applicable Affected Person promptly and in any event within 30 days following the Agent’s demand therefor or the Affected Person’s demand therefor and certification of an explanation of amounts claimed hereunder.

SECTION 10.02. Repurchase of Receivables. If, with respect to any Transferred Receivable, any of the events described in Section 4.02 of any Purchase Agreement occurs, then the Borrower shall cause the applicable Seller on the next succeeding Settlement Date to repurchase all affected Receivables in accordance with the applicable Purchase Agreement for the repurchase price specified in such Purchase Agreement, and the amount of such repurchase price shall be deemed to constitute Collections hereunder.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Amendments, Etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Borrower, the Administrator, the Calculation Agent, the Verification Agent or the Account Bank and Securities Intermediary, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Administrator, the Calculation Agent, the Verification Agent, the Account Bank and the Securities Intermediary and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment shall, without the consent of each Lender (i) extend the date referred to in clause (i) of the definition of “Termination Date” or the date of any payment or deposit of Collections by the Borrower or the Administrator, (ii) reduce the rate or extend the time of payment of Interest, (iii) reduce any Unused Fees, Facility Reduction Fees or Prepayment Fees payable to the Lenders, (iv) except pursuant to Section 11.04 hereof, change the Outstanding Loan Amount or the

Commitment of any Lender, (v) amend, modify or waive any provision of the definition of “Required Lenders” or this Section 11.01, (vi) consent to or permit the assignment or transfer by the Borrower of any of its rights or obligations under this Agreement, (vii) change the definitions of “Advance Rate,” “Borrowing Base,” “Eligible Receivable,” “Eligible Securitization Trust” or “Overconcentration Amount”, or amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in the foregoing or (viii) release all or substantially all of the Collateral other than pursuant to the terms of this Agreement. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

SECTION 11.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, faxed, transmitted or delivered, as to each party hereto, at its address set forth on Schedule II hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, one day if sent by overnight courier, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

SECTION 11.03. No Waiver; Remedies. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Borrower acknowledges that the rights of the Agent and the Lenders or any of their respective successors and assigns described in this paragraph are in addition to other rights and remedies such parties may have. The Borrower and Administrator each acknowledge and agree that all of their respective representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement.

SECTION 11.04. Binding Effect; Assignability.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the Final Collection Date shall occur; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to Article IV and the indemnification and payment provisions of Article X shall be continuing and shall survive any termination of this Agreement.

(b) The Borrower may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Required Lenders.

(c) At any time and from time to time, any Lender may, pursuant to an Assignment Agreement assign all or a portion of its Loans and its rights and obligations (including, without limitation, its Commitment) with the consent of the Borrower (such consent not to be unreasonably withheld or delayed); provided, however, the consent of the Borrower shall not be required (i) at any time after the occurrence of a Facility Termination Event or an Event of Default (ii) in connection with the sale, merger or reorganization of the Agent or Wells Fargo, if such assignment is to the surviving entity, or (iii) as a result of any exercise by a Governmental Authority requiring such assignment, provided, with respect to

(c)(iii), the assignee shall have a net worth in excess of $250,000,000. Upon any such assignment, and to the extent of the interests assigned, (x) such assignee shall succeed to and become vested with all of the rights, powers, privileges and obligations of such Lender hereunder and under the other Facility Documents to which such Lender is or, immediately prior to such assignment, was a party with respect to such interests being assigned and (y) such Lender shall be discharged from its duties and obligations as a Lender (and in the case of an assignment and acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Facility Documents, such Lender shall cease to be a party hereto and thereto). No such assignment shall be effective unless a fully executed copy of the related Assignment Agreement shall be delivered to the Agent and the Borrower. Immediately upon Borrower’s and Agent’s receipt of such fully executed Assignment Agreement, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the assignee and the resulting adjustment of the rights and duties of the applicable Lender arising therefrom.

(d) Any Lender may, without the consent of the Borrower, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of its rights and obligations hereunder (including its Outstanding Loan Amount); provided, that following the sale of a participation under this Agreement (i) the obligations of such Lender shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent, the Administrator and the Lenders shall continue to deal solely and directly with the Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that the Participant shall not have any right to direct the enforcement of this Agreement or the other Facility Documents or to approve any amendment, modification or waiver of any provision of this Agreement or the other Facility Documents; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) reduces the amount of principal or Interest that is payable on account of any Loan or delays any scheduled date for payment thereof or (ii) reduces any fees payable by the Borrower to the Agent (to the extent relating to payments to the Participant) or delays any scheduled date for payment of such fees. The Borrower acknowledges and agrees that any Lender’s source of funds may derive in part from its Participants. Accordingly, references in Sections 2.11, 2.12, 2.13 and the other terms and provisions of this Agreement and the other Facility Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to the Lenders shall be deemed also to include those of its Participants; provided, however, that in no event shall the Borrower be liable to any Participant under Sections 2.11, 2.12 or 2.13 for an amount in excess of that which would be payable to the applicable Lender under such sections.

(e) In connection with any such assignment or participation or proposed assignment or participation, a Lender may, subject to the provisions of Section 11.08, disclose all documents and information which it now or hereafter may have relating to the Borrower.

(f) Any other provision in this Agreement notwithstanding, the Agent may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR § 203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

SECTION 11.05. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST OF THE AGENT FOR THE BENEFIT OF THE SECURED PARTIES IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b) THE BORROWER AND THE ADMINISTRATOR HEREBY AGREE TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK.

(c) THE BORROWER AND THE ADMINISTRATOR EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE AMONG ANY OF THE BORROWER, THE ADMINISTRATOR, ANY LENDER OR THE AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER AND THE COLLECTION AGENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 11.05 SHALL AFFECT THE RIGHT OF ANY LENDER OR THE AGENT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SUCH LENDER OR THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 11.06. Costs, Expenses and Taxes. In addition to the rights of indemnification under Article X hereof, the Borrower agrees to pay within thirty (30) days of receipt of notice (i) all reasonable costs and expenses incurred by the Agent or any Lender in connection with the preparation, execution and delivery of this Agreement and the other Facility Documents, the fees and out-of-pocket costs and expenses incurred by the Lenders in connection with audits conducted pursuant to Sections 5.01(b) and 5.04(g) of this Agreement (it being understood and agreed that the fees for such audits shall not exceed $1,100 per person per day) and (iii) all reasonable costs and expenses, if any (including reasonable counsel fees, costs and expenses), incurred by the Agent in connection with the enforcement of this Agreement and the other Facility Documents.

SECTION 11.07. No Proceedings. Each Lender and the Agent each hereby agrees that it will not institute against the Borrower any Bankruptcy Event so long as any Obligations shall be outstanding or there shall not have elapsed one year plus one day since the Final Collection Date.

SECTION 11.08. Confidentiality.

(a) Confidential Information. Each party hereto (other than the Borrower) acknowledges that certain of the information provided to such party by or on behalf of the Borrower in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Borrower shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any other person or entity: (i) any information regarding, or copies of, any non-public financial statements, reports and other information furnished by the Borrower to the Lenders or the Agent pursuant to any Facility Document (including the Bank Product Providers), including, without limitation, information relating to the Transferred Receivables, the Securitization Trust Assets and Servicing Agreements relating thereto, or (ii) any other information regarding the Borrower or its Affiliates which is designated by the Borrower to such party in writing as confidential (the information referred to in clauses (i) and (ii) above, whether furnished by the Borrower or any attorney for or other representative of the Borrower (each a “Borrower Information Provider”), is collectively referred to as the “Borrower Information”); provided, however, that Borrower Information shall not include any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than any Borrower Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by any Borrower Information Provider.

(b) Disclosure. Notwithstanding subsection (a), each party may disclose any Borrower Information: (i) to any of such party’s attorneys, consultants, accountants, financial advisors and independent auditors, and to any actual or potential assignees of, or participants in, any of the rights or obligations of the Lenders or the Agent, under or in connection with any Facility Agreement (provided that with respect to any potential assignees or participants of any Lender, the consent of the Borrower to the disclosure of such information shall first be obtained which consent shall not be unreasonably withheld), who (A) in the good faith belief of such party, have a need to know such Borrower Information, (B) are informed by such party of the confidential nature of Borrower Information and the terms of this Section 11.08, and (C) are subject to confidentiality restrictions generally consistent with this Section 11.08; (ii) to any other party to any Facility Document, for the purposes contemplated thereby and to the Collection Agent; (iii) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party; (iv) in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Borrower Information; or (v) in connection with the enforcement of this Agreement or any other Facility Document. Notwithstanding anything to the contrary herein, the Borrower and the Administrator may disclose information regarding this Agreement and the transactions contemplated hereby and provide copies of this Agreement to lenders to the Parent and its Affiliates with the written consent of the Agent which consent shall not be unreasonably withheld, delayed or conditioned.

SECTION 11.09. Limited Recourse. Notwithstanding any other provision of this Agreement, the Obligations are limited recourse obligations of the Borrower, payable solely from the Collateral in accordance with the terms of this Agreement.

SECTION 11.10. Execution in Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Facility Document mutatis mutandis.

SECTION 11.11. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 11.12. Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or the transfer to Agents and Lenders of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Agent or any Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Agent or any Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Agent and Lenders related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

SECTION 11.13. Reference to and Effect on Original Loan Agreement. Each of the parties hereto acknowledges and agrees that the Original Loan Agreement is, as of the date hereof, in full force and effect. From and after the date hereof, (i) the terms and provisions of this Agreement shall amend, restate and supersede the terms and provisions of the Original Loan Agreement in their entirety and shall not constitute a novation thereof, (ii) the continuing rights, remedies and obligations of the parties with respect to the Loans and all Obligations shall be governed by the terms and provisions of this Agreement, and (iii) all references to the Original Loan Agreement in any Facility Document or in any other document or agreement executed and delivered in connection therewith shall mean and be a reference to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREEN TREE ADVANCE RECEIVABLES II LLC, as Borrower

By
Name:
Title:

GREEN TREE SERVICING LLC, as Administrator

By:
Name:
Title:

Signature Page to Amended and Restated Receivables Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as a Lender

By
Name:
Title:

Signature Page to Amended and Restated Receivables Loan Agreement

EXHIBIT A

FORM OF NOTE

$75,000,000	May 2, 2012

FOR VALUE RECEIVED, GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”) promises to pay to the order of WELLS FARGO CAPITAL FINANCE, LLC (the “Lender”) at its office located at 14241 Dallas Parkway, Suite 1300, Dallas, Texas 75254, the principal sum of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) or such lesser amount as shall equal, the Outstanding Loan Amount, together with accrued interest thereon determined in accordance with the Amended and Restated Receivables Loan Agreement (defined below) until such Outstanding Loan Amount is paid in full. This Note is referred to in and was executed and delivered pursuant to that certain Amended and Restated Receivables Loan Agreement dated as of May 2, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Loan Agreement”), by and among Borrower, Green Tree Servicing LLC, the financial institutions from time to time parties thereto as Lenders, Wells Fargo Bank, National Association, as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary and Wells Fargo Capital Finance, LLC, as Agent. Reference to the Loan Agreement is hereby made for a statement of the terms and conditions under which the Loans evidenced hereby have been and will be made. All terms which are capitalized and used herein without definition shall be used in this Note as defined in the Loan Agreement.

The principal indebtedness evidenced hereby shall be payable in full on the dates specified in the Loan Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the Original Closing Date until paid at the rates per annum specified in the Loan Agreement, said interest to be payable to the Agent for the benefit of Lender at the aforesaid office on such dates as are specified in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America and in immediately available funds.

This Note is entitled to the benefits of the Loan Agreement.

In addition to and not in limitation of the foregoing and the provisions of the Loan Agreement, the Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorney’s fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due.

The Lender shall, and is hereby authorized to, make a notation on Schedule A attached hereto of the date and the amount of each Loan and the date and the amount of the payment of principal thereon, which notation shall be conclusive in the absence of manifest error, and prior to any transfer of this Note, the Lender shall endorse the outstanding principal amount of this Note on the Schedule attached hereto; provided, however, that failure to make such notation or any error in such notation shall not adversely affect the Lender’s rights with respect to the amounts payable hereunder.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

This Note shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine but with reference to Section 5-1401 of the New York General Obligations Law, which by its terms applies to this Note.

IN WITNESS WHEREOF, the Borrower has caused this Note to be signed under seal by its duly authorized officer as of the date first set forth above.

GREEN TREE ADVANCE RECEIVABLES II LLC

By:
Name:
Title:

LOANS AND PRINCIPAL PAYMENTS
Amount of Loans Made		Amount of Principal Repaid			Outstanding Loan Amount
Date	Amount	Date	Amount	Interest Paid	Date	Total	Notation made by:

EXHIBIT B

FORM OF BORROWING NOTICE

[Date]

To: Wells Fargo Capital Finance, LLC, as Agent (“WFCF”) and Wells Fargo Bank, National Association, as Calculation Agent and Verification Agent

From:	Green Tree Advance Receivables II LLC (the “Borrower”)

Re:	Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012, among the Borrower, Green Tree Servicing LLC, as Administrator, Wells Fargo Bank, National Association, as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary, the financial institutions from time to time party thereto, as Lenders, and WFCF, as Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

A.	(i)	Pursuant to Sections 2.01 and 2.02(a) of the Agreement, the undersigned hereby requests a Borrowing from each Lender in an aggregate amount equal to the following:	$

	(ii)	The requested Borrowing Date is:

	(iii)	The Aggregate Loan Amount under the Agreement after giving effect to the requested Borrowing under (i) above will equal:	$

	(iv)	The proceeds of the requested Borrowing are requested to be remitted to the following account of the Borrower:

B.	As of the Original Closing Date and the Borrowing Date of such Borrowing, the undersigned hereby certifies that:

	(i)	as set forth on Schedule I hereto and in the Borrowing Date Report accompanying this Borrowing Notice, after giving effect to the requested Borrowing, no Borrowing Base Deficit shall exist.

	(ii)	all conditions precedent set forth in Section 3.02 of the Agreement have been satisfied.

GREEN TREE ADVANCE RECEIVABLES II LLC,
as Borrower

By:
Name:
Title:

EXHIBIT C

FORM OF ASSIGNMENT AGREEMENT

Reference is made to the Amended and Restated Receivables Loan Agreement dated as of May 2, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Green Tree Advance Receivables II LLC, as Borrower, Green Tree Servicing LLC, as Administrator, Wells Fargo Bank, National Association, as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary, the financial institutions from time to time parties thereto as Lenders, and Wells Fargo Capital Finance, LLC, as Agent. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Agreement.

The “Assignor” and the “Assignee” referred to on Schedule 1 hereto agree as follows:

1. As of the Effective Date (defined below), the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from Assignor, an interest in and to the Assignor’s rights and obligations under the Agreement and under any other Facility Document, including the Assignor’s obligation to fund Loans to the Borrower in accordance with the terms and subject to the conditions set forth in the Agreement (such rights and obligations assigned hereby being the “Assigned Interests”) in an amount equal to the amount specified on Schedule 1 hereto. After giving effect to such sale and assignment, the Assignee’s Loan Amount will be as set forth on Schedule 1 hereto.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any Lien created by Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Facility Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security or ownership interest created or purported to be created under or in connection with, the Facility Documents or any other instrument or document furnished pursuant thereto or the condition or value of any Collateral or any interest therein; and (iii) makes no representation or warranty and assumes no responsibility with respect to the condition (financial or otherwise) of the Borrower or the performance or observance by any Person of any of its obligations under any Facility Document or any other instrument or document furnished pursuant thereto.

3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of any financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Facility Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Facility Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Facility Documents are required to be performed by it as a Lender; (v) confirms that the assignment hereunder complies with any applicable legal requirements including the Securities Act of 1933, as amended; (vi) confirms that such Assignee is a United States Person (as defined in Section 7701(a)(30) of the Internal Revenue Code) or that such Assignee shall have provided the Agent with two Internal Revenue Service forms 1001 or 4224 (or a successor form) certifying that the income from the Note is effectively connected with the conduct of such Person’s trade or business in the United States or that such income is exempt from withholding under an applicable tax treaty; (vii) confirms that such Assignee is not a partnership, grantor trust or S corporation (as such terms are defined in the Internal Revenue Code); and (viii) attaches any other U.S. Internal Revenue Service forms required under the Agreement.

4. Following the execution of this Assignment Agreement, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment Agreement (the “Effective Date”) shall be the date of acceptance hereof by the Agent, unless a later effective date is specified on Schedule 1 hereto.

5. Upon the Effective Date, (i) the Assignee shall be a party to and bound by the provisions of the Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under any other Facility Document and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Agreement and under any other Facility Document.

6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Agreement and the Assigned Interests (including, without limitation, all payments in respect of the Note, and interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement and the Assigned Interests for periods prior to the Effective Date directly between themselves.

7. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8. This Assignment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment Agreement.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

Schedule 1

to

Assignment Agreement

Dated             ,

Section 1.

Name of Assignor:

Address for Notices:

Name of Assignee:

Address for Notices:

Section 2.

Total Loan Amount of the Assignor	$

Loan Amount Assigned	$

Loan Amount of Assignee (after giving effect to assignment)	$

Section 3:

Effective Date:1             ,

[1]	This date should be no earlier than the date of acceptance by the Agent.

EXHIBIT D

FORM OF MONTHLY REPORT

On file with Agent

EXHIBIT E

FORM OF BORROWING DATE REPORT

On file with Agent

EXHIBIT F

FORM OF NOTICE OF EXCLUSIVE CONTROL

[to be placed on Agent letterhead]

NOTICE OF EXCLUSIVE CONTROL

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Corporate Trust Services

Re:	Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012 (the “Agreement”), by and among Green Tree Advance Receivables II LLC, as borrower, Green Tree Servicing LLC, as administrator, Wells Fargo Bank, National Association, as calculation agent, verification agent, account bank and securities intermediary, the financial institutions from time to time party thereto, as lenders, and Wells Fargo Capital Finance, LLC, as agent

Ladies and Gentlemen:

This constitutes a Notice of Exclusive Control as referred to in paragraph 2.09(h) of the Agreement, a copy of which is attached hereto. Pursuant to such paragraph 2.09(h), we hereby notify you that we are exercising our rights to assume and exercise exclusive control of [account number [—]] maintained with you. [Available funds deposited in such accounts should be sent at the end of each day to [            ]].

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent

By:
Name:
Title:

SCHEDULE I

LIST OF CLOSING DOCUMENTS

SCHEDULE II

NOTICE ADDRESSES

Green Tree Advance Receivables II LLC

Green Tree Advance Receivables II LLC

345 St. Peter Street

St. Paul, Minnesota 55102

Attention: President

Tel: (651) 293-5801

Fax: (651) 293-5746

with a copy to:

Green Tree Advance Receivables II LLC

345 St. Peter Street

St. Paul, Minnesota 55102

Attention: General Counsel

Tel:(651) 293-3472

Fax: (651) 293-3421

Green Tree Servicing LLC:

Green Tree Servicing LLC

345 St. Peter Street

St. Paul, Minnesota 55102

Attention: President

Tel:(651) 293-5801

Fax: (651) 293-5746

with a copy to:

Green Tree Servicing LLC

345 St. Peter Street

St. Paul, Minnesota 55102

Attention: General Counsel

Tel: (651) 293-3472

Fax: (651) 293-3421

Wells Fargo Bank, National Association:

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Wells Fargo Capital Finance/Green Tree Amended and Restated Receivables Loan Agreement

Tel: (410) 884-2000

Fax: (410) 715-2360

Wells Fargo Capital Finance, LLC:	Wells Fargo Capital Finance, LLC 14241 Dallas Parkway, Suite 1300 Dallas, Texas 75254 Attention: Jason Farr Tel: (972) 851-9238 Fax: (866) 618-6448

with a copy to: Wells Fargo Capital Finance, Inc. 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attn: Lender Finance Division Manager Fax: (310) 453-7413

SCHEDULE III

COMMITMENTS

Name of Lender	Commitment

Wells Fargo Capital Finance, LLC	$75,000,000

SCHEDULE IV

LIST OF DESIGNATED SERVICING AGREEMENTS

Trust Legal Name

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree 2008 HE-1

Green Tree 2008 MH-1

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MH1, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

SCHEDULE V

LIST OF SECURITIZATION TRUSTS WITH CALENDAR MONTH

COLLECTION PERIODS

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree 2008 HE-1

Green Tree 2008 MH-1

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MH1, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

SCHEDULE VI

LIST OF SECURITIZATION TRUSTS WITH NON-CALENDAR MONTH

COLLECTION PERIODS

SCHEDULE OF COLLECTION PERIOD (16th - 15th)

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

SCHEDULE OF COLLECTION PERIOD (21st - 20th)

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

SCHEDULE VII

NOVATION

On file with Agent

SCHEDULE VIII

LIST OF SECURITIZATION TRUSTS FROM WHICH

DELINQUENCY ADVANCES WILL BE MADE

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

SCHEDULE IX

LIST OF SECURITIZATION TRUSTS FROM WHICH

CONDITIONAL POOL PROTECTIVE ADVANCES WILL BE MADE

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Green Tree 2008 HE-1

Green Tree 2008 MH-1

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MH1, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

SCHEDULE X

LIST OF SECURITIZATION TRUSTS FROM WHICH

NON-CROSSED PROTECTIVE ADVANCES WILL BE MADE

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

SCHEDULE XI

TRANSFERRED RECEIVABLES CLASSIFIED AS “COLLECT AND REMIT”

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

Mid-State Capital Trust 2010-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

WIMC Capital Trust 2011-1

SCHEDULE XII

BORROWER’S ACCOUNTS

Collection Account:

Wells Fargo Bank, N.A.

ABA: XXXXXXX

Account: XXXXXXX

FFC: XXXXXXX - Green Tree/ Wells Fargo Capital Finance Amended and Restated Receivables Loan Agreement

Borrower’s Account:

Wells Fargo Bank, N.A.

ABA: XXXXXXX

Account: XXXXXXX

FFC: 53226601 - Green Tree/ Wells Fargo Capital Finance Amended and Restated Receivables Loan Agreement

Reserve Account:

Wells Fargo Bank, N.A.

ABA: XXXXXXX

Account: XXXXXXX

FFC: XXXXXXX - Green Tree/ Wells Fargo Capital Finance Amended and Restated Receivables Loan Agreement